As filed with the Securities and Exchange Commission
                      on October 31, 2003

                                               File Nos. 33-12988
                                                        811-05088

                Securities and Exchange Commission
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 53     X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 55            X

                 THE ALLIANCEBERNSTEIN PORTFOLIOS
        (Exact Name of Registrant as Specified in Charter)
        1345 Avenue of the Americas, New York, N.Y. 10105
                          (800) 221-5672
                 (Registrant's Telephone Number,
                       including Area Code)


                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
        1345 Avenue of the Americas, New York, N.Y. 10105
             (Name and address of Agent for Service)

                   Copies of communications to:
                          J.B. Kittredge
                           Ropes & Gray
                     One International Place
                         Boston, MA 02116

It is proposed that this filing will become effective (check appropriate box)

_____  immediately upon filing pursuant to paragraph (b)
  X    on November 3, 2003 pursuant to paragraph (b)
-----
_____  60 days after filing pursuant to paragraph (a)(1)
_____  on (date) pursuant to paragraph (a)(1)
_____  75 days after filing pursuant to paragraph (a)(2)
_____  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Note: This Amendment relates solely to the AllianceBernstein Growth Fund. No information contained in the Trust's registration statement relating to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, orAllianceBernstein Wealth Preservation Strategy is amended or superseded hereby.

[LOGO]AllianceBernstein(SM)
      Investment Research and Management

The AllianceBernstein Growth Funds

Growth Funds


                                                    PROSPECTUS--November 3, 2003



The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.





Domestic Growth Funds
 AllianceBernstein Premier Growth Fund
 AllianceBernstein Growth Fund
 AllianceBernstein Mid-Cap Growth Fund
 AllianceBernstein Small Cap Growth Fund
 AllianceBernstein Technology Fund
 AllianceBernstein Health Care Fund

International Growth Funds
 AllianceBernstein International Premier Growth Fund
 AllianceBernstein Worldwide Privatization Fund
 AllianceBernstein New Europe Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
==============================
 Are Not FDIC Insured
 May Lose Value
 Are Not Bank Guaranteed
==============================

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                         Page
   RISK/RETURN SUMMARY..............................      3
   Domestic Growth Funds............................      4
   International Growth Funds.......................     11
   Summary of Principal Risks.......................     14
   Principal Risks by Fund..........................     15
   FEES AND EXPENSES OF THE FUNDS...................     16
   SALES CHARGE REDUCTION PROGRAMS..................     18
   PURCHASE AND SALE OF SHARES......................     19
   How The Funds Value Their Shares.................     19
   How To Buy Shares................................     19
   How To Exchange Shares...........................     20
   How To Sell Shares...............................     20
   DISTRIBUTION ARRANGEMENTS........................     21
   GLOSSARY.........................................     23
   DESCRIPTION OF THE FUNDS.........................     24
   Investment Objectives and Principal Policies.....     24
   Description of Additional Investment Practices...     31
   Additional Risk Considerations...................     38
   MANAGEMENT OF THE FUNDS..........................     40
   DIVIDENDS, DISTRIBUTIONS AND TAXES...............     45
   CONVERSION FEATURE...............................     46
   GENERAL INFORMATION..............................     46
   FINANCIAL HIGHLIGHTS.............................     47
   APPENDIX A--ADDITIONAL INFORMATION ABOUT
   THE UNITED KINGDOM AND JAPAN.....................     56


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 14.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a BAR CHART showing its annual returns. The table and BAR CHART provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 500 companies.

Normally, the Fund invests in about 40-60 companies which Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.


Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1             5          10
                                                 Year**       Years**    Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -35.25%       -5.34%       6.66%
             -------------------------------------------------------------------
A***          Return After Taxes
                on Distributions               -35.25%       -6.05%       5.43%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares            -21.64%       -3.71%       5.56%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -35.59%       -5.19%       6.59%
--------------------------------------------------------------------------------
Class C       Return Before Taxes              -33.58%       -5.19%       6.42%
--------------------------------------------------------------------------------
Class R       Return Before Taxes              -32.52%       -4.71%       6.91%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                          -32.21%       -4.21%       7.43%
--------------------------------------------------------------------------------
Russell       (reflects no
1000            deduction for
Growth          fees, expenses,
Index           or taxes)                      -27.88%       -3.84%       6.70%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93, Class R shares: 11/3/03, and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Class C, Class R, and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C and Class R shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
     - Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these Classes have different expense ratios;
     - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 13.32%.


[THE FOLLOWING MATERIAL WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1993    1994    1995    1996    1997    1998    1999    2000     2001    2002
--------------------------------------------------------------------------------
9.98   -5.80   46.87   24.14   32.67   49.31   28.98   -19.87   -23.92  -32.38

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1             5          10
                                                 Year         Years      Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -31.66%       -7.50%       5.76%
             -------------------------------------------------------------------
A***          Return After Taxes
                on Distributions               -31.66%       -8.90%       4.16%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares            -19.44%       -5.25%       4.83%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -32.01%       -7.38%       5.63%
--------------------------------------------------------------------------------
Class C       Return Before Taxes              -29.84%       -7.36%       5.47%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                          -28.41%       -6.42%       6.52%
--------------------------------------------------------------------------------
Russell       (reflects no
3000            deduction for
Growth          fees, expenses,
Index           or taxes)                      -28.03%       -4.11%       6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Date for Class C shares: 8/2/93 and for Advisor Class shares:
    10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 22.29%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1993     1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
 28.99   -1.15   29.49   23.20   27.09   28.17   25.59   -18.47   -24.49  -28.63

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.85%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------


OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in mid-capitalization companies. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1             5          10
                                                 Year         Years      Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -35.62%      -10.39%       3.33%
             -------------------------------------------------------------------
A***          Return After Taxes
                on Distributions               -35.62%      -11.35%       0.21%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares            -21.87%       -7.79%       2.08%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -36.07%      -10.37%       3.09%
--------------------------------------------------------------------------------
Class C       Return Before Taxes              -34.15%      -10.45%       2.90%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                          -32.45%       -9.39%       4.00%
--------------------------------------------------------------------------------
Russell       (reflects no
Mid-Cap         deduction for
Growth          fees, expenses,
Index           or taxes)                      -27.41%       -1.82%       6.71%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Dates for Class C shares: 5/3/93 and for Advisor Class shares:
    10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 42.25%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  1993    1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
  14.26  -2.51  34.84   17.54   36.01   -2.72    33.90   -15.88   -18.09  -32.72

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).


The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1             5          10
                                                 Year         Years      Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -34.73%      -10.91%       3.33%
A***         -------------------------------------------------------------------
              Return After Taxes
                on Distributions               -34.73%      -11.79%       0.78%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares            -21.33%       -8.41%       1.90%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -35.07%      -10.83%       3.13%
--------------------------------------------------------------------------------
Class C       Return Before Taxes              -33.07%      -10.83%       2.97%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                          -31.67%       -9.84%       4.03%
--------------------------------------------------------------------------------
Russell       (reflects no
2000            deduction for
Growth          fees, expenses,
Index           or taxes)                      -30.26%       -6.59%       2.62%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93 and for Advisor Class shares:
   10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 26.79%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1993     1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
 16.16   -7.27   47.64   32.62   17.24   -4.56   12.96   -7.61   -13.64   -31.84

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

AllianceBernstein Technology Fund

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1             5          10
                                                 Year**       Years**    Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -45.37%       -3.08%       9.30%
A***         -------------------------------------------------------------------
              Return After Taxes
                on Distributions               -45.37%       -3.82%       7.55%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares            -27.86%       -1.98%      7.46%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -45.67%       -2.96%       9.17%
--------------------------------------------------------------------------------
Class C       Return Before Taxes              -43.95%       -2.96%       9.01%
--------------------------------------------------------------------------------
Class R       Return Before Taxes              -43.07%       -2.43%       9.55%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                          -42.79%       -1.94%      10.06%
--------------------------------------------------------------------------------
NASDAQ        (reflects no
Composite       deduction for
Index           fees, expenses,
                or taxes)                      -31.53%       -3.19%       7.03%
--------------------------------------------------------------------------------
Goldman       (reflects no
Sachs           deduction for
Technology      fees, expenses,
Index           or taxes)                      -40.29%       -3.27%        n/a

--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class B shares, for Class C shares: 5/3/93, for Class R shares: 11/3/03, and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Class B, Class C, Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratios of Class B, Class C and Class R shares and the lower expense ratio of Advisor Class shares, respectively.

*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 28.47%.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1993    1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
21.63   28.50  45.80   19.41    4.54   63.14   71.78    -24.62   -25.88   -42.95

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                               1       Since
                                                             Year    Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes                           -20.74%      -3.62%
A***         -------------------------------------------------------------------
              Return After Taxes
                on Distributions                            -20.74%      -3.69%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and Sale
                of Fund Shares                              -12.74%      -2.90%
--------------------------------------------------------------------------------
Class B       Return Before Taxes                           -21.10%      -3.37%
--------------------------------------------------------------------------------
Class C       Return Before Taxes                           -18.71%      -3.08%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                                       -17.05%      -1.84%
--------------------------------------------------------------------------------
S&P 500       (reflects no deduction for
Index           fees, expenses, or taxes)                   -22.09%     -10.25%
--------------------------------------------------------------------------------
S&P           (reflects no deduction for
Healthcare      fees, expenses or taxes)
Composite                                                   -18.82%      -2.55%
--------------------------------------------------------------------------------
MSCI World
Healthcare
Index                                                       -17.98%      -4.08%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Date for all Classes is 8/27/99.
*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 10.91%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1993    1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a     n/a     n/a     n/a    31.44   -17.56   -17.24

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

INTERNATIONAL GROWTH FUNDS

The International Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of companies than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                1       Since
                                                              Year   Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes                           -21.94%      -7.47%
A***         -------------------------------------------------------------------
              Return After Taxes
                on Distributions                            -21.94%      -7.67%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and Sale
                of Fund Shares                              -13.47%      -5.79%
--------------------------------------------------------------------------------
Class B       Return Before Taxes                           -22.34%      -7.34%
--------------------------------------------------------------------------------
Class C       Return Before Taxes                           -19.91%      -7.34%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                                       -18.26%      -6.39%
--------------------------------------------------------------------------------
MSCI          (reflects no deduction
EAFE            for fees, expenses,
Index           or taxes)                                   -15.66%      -5.53%
--------------------------------------------------------------------------------
MSCI          (reflects no deduction
EAFE            for fees, expenses,
Growth          or taxes)
Index                                                       -15.76%      -7.90%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Date for all Classes is 3/3/98.
*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 11.24%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1993    1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
  n/a    n/a    n/a     n/a     n/a     n/a     47.21   -25.35   -20.17   -18.45

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -21.26%, 3rd quarter, 2002.

AllianceBernstein Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                   1            5       Since
                                                 Year        Years   Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -10.24%       -1.35%       3.69%
A***         -------------------------------------------------------------------
              Return After Taxes
                on Distributions               -10.24%       -3.29%       1.67%
--------------------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares               -6.29%       -1.38%      2.58%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -10.57%       -1.20%       3.51%
--------------------------------------------------------------------------------
Class C       Return Before Taxes               -7.77%       -1.22%       3.46%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                           -5.85%       -0.18%       4.51%
--------------------------------------------------------------------------------
MSCI          (reflects no
World           deduction for
Index           fees, expenses,
(minus          or taxes)
the U.S.)                                      -15.51%       -2.44%       0.92%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Dates for Class A and   Class B shares: 6/2/94 and for Class C
    shares: 2/8/95 and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 22.15%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1993    1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
  n/a     n/a   4.91   23.14   13.18    8.92    56.33   -25.33  -18.13   -6.22

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

AllianceBernstein New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:
The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2003, the Fund had approximately 36% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1             5          10
                                                 Year         Years      Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes              -25.46%       -3.57%       6.97%
A***         -------------------------------------------------------------------
              Return After Taxes
                on Distributions               -25.46%       -4.83%       5.53%
             -------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares            -15.63%       -2.74%      5.67%
--------------------------------------------------------------------------------
Class B       Return Before Taxes              -25.97%       -3.51%       6.83%
--------------------------------------------------------------------------------
Class C       Return Before Taxes              -23.61%       -3.48%       6.63%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                          -22.01%       -2.53%       7.69%
--------------------------------------------------------------------------------
MSCI          (reflects no
Europe          deduction for
Index           fees, expenses,
                or taxes)                      -18.09%       -1.96%       8.33%
--------------------------------------------------------------------------------
Solomon       (reflects no
Smith           deduction for
Barney          fees, expenses,
Europe          or taxes)
PMI Growth
Index                                          -20.92%       -3.49%       6.96%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Dates for Class C shares: 5/3/93 and for Advisor Class shares:
    10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:

    - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

    - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 11.09%.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1993    1994   1995    1996    1997    1998     1999    2000     2001    2002
--------------------------------------------------------------------------------
34.57    4.64  18.63   20.58   16.83   24.99    26.13   -8.81    -22.15  -22.17

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -25.84%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Technology Fund and AllianceBernstein Health Care Fund. This risk may be greater for AllianceBernstein Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. AllianceBernstein Small Cap Growth Fund and

AllianceBernstein Health Care Fund are particularly subject to this risk.

INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Growth Funds that invest a substantial portion of their assets in fixed-income securities. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK
This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Growth Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK
This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds with foreign securities are subject to this risk, including, in particular, AllianceBernstein Technology Fund, AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund and AllianceBernstein New Europe Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, AllianceBernstein Technology Fund, AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund and AllianceBernstein New Europe Fund.


COUNTRY OR GEOGRAPHIC RISK
This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are AllianceBernstein Worldwide Privatization Fund and AllianceBernstein New Europe Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.


FOCUSED PORTFOLIO RISK
Funds, such as AllianceBernstein Premier Growth Fund and AllianceBernstein International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.



PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------
The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


--------------------------------------------------------------------------------
                                                 Industry/  Capital-  Interest
                                         Market   Sector     ization    Rate
Fund                                      Risk     Risk       Risk      Risk
--------------------------------------------------------------------------------
AllianceBernstein Premier Growth Fund       o
AllianceBernstein Growth Fund               o                   o        o
AllianceBernstein Mid-Cap Growth Fund       o                   o
AllianceBernstein Small Cap Growth Fund     o                   o
AllianceBernstein Technology Fund           o        o
AllianceBernstein Health Care Fund          o        o          o
AllianceBernstein International
Premier Growth Fund                         o
AllianceBernstein Worldwide
Privatization Fund                          o
AllianceBernstein New Europe Fund           o




-------------------------------------------------------------------------------------------------
                                                                  Country or             Focused
                                        Credit  Foreign  Currency  Geographic   Manage-  Portfolio
Fund                                     Risk    Risk      Risk       Risk     ment Risk    Risk
-------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Fund                                               o         o
AllianceBernstein Growth Fund             o       o         o                       o
AllianceBernstein Mid-Cap Growth Fund                                               o
AllianceBernstein Small Cap Growth Fund                                             o
AllianceBernstein Technology Fund                 o         o                       o
AllianceBernstein Health Care Fund                o         o                       o
AllianceBernstein International
Premier Growth Fund                               o         o                       o         o
AllianceBernstein Worldwide
Privatization Fund                                o         o          o            o
AllianceBernstein New Europe Fund                 o         o          o            o



FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                 Class A     Class B    Class C      Class R     Advisor Class
                                                                 Shares      Shares     Shares     Shares (a)       Shares
                                                                ---------   --------   ---------    ---------    -------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                   4.25%(b)      None       None         None           None

Maximum Deferred Sales Charge (Load)                              None         4.0%*(b)   1.0%**(b)   None           None
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)

Exchange Fee                                                      None        None       None         None           None


(a) Class R shares are only offered by AllianceBernstein Premier Growth Fund and AllianceBernstein Technology Fund and only to certain group retirement plans. See "Purchase and Sale of Shares" in this Prospectus.
(b) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Sales Charge Reduction Programs" and "Distribution Arrangements" in the
    Prospectus and "Purchase of Shares" in the Statement of Additional Information.
* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.
**  For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                 Operating Expenses
----------------------------------------------------------------------
AllianceBernstein                                             Advisor
Premier Growth Fund       Class A  Class B  Class C  Class R   Class
                          -------  -------  -------  -------  --------
  Management fees          .99%     .99%      .99%    .99%     .99%
  Distribution   (12b-1)
  and service fees         .30%    1.00%     1.00%    .50%    None
  Other expenses           .60%     .66%      .63%    .60%(a)  .61%
                         -----    -----     -----   -----    -----
  Total fund operating
   expenses               1.89%    2.65%     2.62%   2.09%(a) 1.60%
                         =====    =====     =====   =====    =====




                                          Examples
 -------------------------------------------------------------------------------------------
                                                                                    Advisor
                 Class A  Class B+    Class B++     Class C+  Class C++   Class R    Class
                 -------  --------    ---------     --------  ---------   -------   --------
 After 1 year    $   609  $     668     $   268     $   365     $   265   $   212  $   163
 After 3 years   $   994  $   1,023     $   823     $   814     $   814   $   655  $   505
 After 5 years   $ 1,403  $   1,405     $ 1,405     $  1,390    $ 1,390   $ 1,124  $   871
 After 10 years  $ 2,543  $   2,799(b)  $ 2,799(b)  $  2,954    $ 2,954   $ 2,421  $ 1,900







AllianceBernstein                                 Advisor
Growth Fund             Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees          .75%     .75%      .75%    .75%
  Distribution (12b-1)
    and service fees       .30%    1.00%    1.00%    None
  Other expenses           .61%     .66%      .63%    .61%
                         -----    -----     -----  -----
  Total fund operating
   expenses               1.66%    2.41%     2.38%   1.36%
                         =====    =====     =====   =====





                                                                          Advisor
                 Class A  Class B+     Class B++    Class C+  Class C++    Class
                  -------  -------      ---------    --------  ---------   --------
 After 1 year     $  587  $     644    $    244    $     341 $      241  $    138
 After 3 years    $  926  $     951    $    751    $     742 $      742  $    431
 After 5 years    $1,289  $   1,285    $  1,285    $   1,270 $    1,270  $    745
 After 10 years   $2,307  $   2,561(b) $  2,561(b) $   2,716 $    2,716  $  1,635





AllianceBernstein                                 Advisor
Mid-Cap Growth Fund      Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees          .75%     .75%      .75%    .75%
  Distribution (12b-1)
    and service fees       .22%    1.00%     1.00%   None
  Other expenses           .48%     .57%      .52%    .48%
                         -----    -----     -----   -----
  Total fund operating
   expenses               1.45%    2.32%     2.27%   1.23%
                         =====    =====     =====   =====




                                                                        Advisor
                Class A   Class B+     Class B++    Class C+  Class C++    Class
                -------   -------      ---------    --------  ---------   --------
After 1 year    $   566  $     635      $  235      $    330  $     230  $    125
After 3 years   $   864  $     924      $  724      $    709  $     709  $    390
After 5 years   $ 1,183  $   1,240      $1,240      $  1,215  $   1,215  $    676
After 10 years  $ 2,087  $   2,438(b)   $2,438(b)   $  2,605  $   2,605  $  1,489

--------------------------------------------------------------------------------
Please refer to the footnotes on page 17.

                 Operating Expenses
-----------------------------------------------------------------------
AllianceBernstein                                 Advisor
Small Cap Growth Fund   Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees         1.00%    1.00%     1.00%  1.00%
  Distribution (12b-1)
    and service fees       .27%    1.00%     1.00%   None
  Other expenses          1.05%    1.14%     1.10%   1.05%
                         -----    -----     -----   -----
  Total fund operating
    expenses              2.32%    3.14%     3.10%   2.05%
                         =====    =====     =====   =====




                                         Examples
 ----------------------------------------------------------------------------------
A                                                                        Advisor
S                Class A   Class B+     Class B++    Class C+  Class C++    Class
                 -------   -------      ---------    --------  ---------   --------
 After 1 year     $  650   $    717    $    317     $    413  $     313  $    208
 After 3 years    $1,119   $  1,169    $    969     $    957  $     957  $    643
 After 5 years    $1,613   $  1,645    $  1,645     $  1,625  $   1,625  $  1,103
 After 10 years   $2,968   $  3,259(b) $  3,259(b)  $  3,411  $   3,411  $  2,379






AllianceBernstein                                           Advisor
Technology Fund         Class A  Class B  Class C  Class R   Class
                          -------  -------  -------  -------  --------
  Management fees         1.03%   1.03%     1.03%   1.03%    1.03%
  Distribution (12b-1)
    and service fees       .30%    1.00%     1.00%     50%    None
  Other expenses           .91%    .99%       .98%    .91%(a)  .91%
                         -----    -----     -----   -----    -----
  Total fund operating
   expenses               2.24%    3.02%     3.01%   2.44%(a) 1.94%
                         =====    =====     =====   =====    =====




                                                                                    Advisor

                Class A  Class B+      Class B++   Class C+  Class C++   Class R    Class
                -------  --------      ---------   --------  ---------   -------   --------
After 1 year    $   642  $     705     $   305     $    404  $     304  $    247   $  197
After 3 years   $ 1,095  $   1,133     $   933     $    930  $     930  $    761   $  609
After 5 years   $ 1,574  $   1,587     $ 1,587     $  1,582  $   1,582  $  1,301   $1,047
After 10 years  $ 2,890  $   3,155(b)  $ 3,155(b)  $  3,327  $   3,327  $  2,776   $2,264






AllianceBernstein                                 Advisor
Health Care Fund         Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees          .95%     .95%      .95%    .95%
  Distribution (12b-1)
    and service fees       .30%    1.00%     1.00%   None
  Other expenses           .81%     .87%      .85%    .82%
                         -----    -----     -----  -----
  Total fund operating
   expenses               2.06%    2.82%     2.80%   1.77%
                         =====    =====     =====   =====




AllianceBernstein                                                          Advisor
                 Class A   Class B+     Class B++    Class C+  Class C++    Class
                 -------   -------      ---------    --------  ----------  --------
After 1 year    $   625  $     685     $   285     $    383   $    283  $    180
After 3 years   $ 1,043  $   1,074     $   874     $    868   $    868  $    557
After 5 years   $ 1,486  $   1,489     $ 1,489     $  1,479   $  1,479  $    959
After 10 years  $ 2,713  $   2,966(b)  $ 2,966(b)  $  3,128   $  3,128  $  2,084






AllianceBernstein
International Premier                             Advisor
Growth Fund             Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees         1.00%    1.00%     1.00%   1.00%
  Distribution (12b-1)
    and service fees       .30%    1.00%     1.00%   None
  Other expenses          1.69%    1.79%     1.73%   1.70%
                         -----    -----     -----   -----
  Total fund operating
   expenses               2.99%    3.79%     3.73%   2.70%
                        =====    =====     =====   =====
   Waiver and/or expense
   reimbursement (c)      (.49%)   (.59%)    (.53%)  (.50%)
                         -----    -----     -----   -----
  Net expenses            2.50%    3.20%     3.20%   2.20%
                         =====    =====     =====   =====





                                                                          Advisor
                Class A   Class B+     Class B++    Class C+  Class C++    Class
                -------   -------      ---------    --------  ---------   --------
After 1 year     $  667   $    723    $    323     $    423   $    323  $    223
After 3 years(d) $1,266   $  1,304    $  1,104     $  1,092   $  1,092  $    791
After 5 years(d) $1,889   $  1,904    $  1,904     $  1,881   $  1,881  $  1,385
After 10 years(d)$3,560   $  3,816(b) $3,816(b)    $  3,942   $  3,942  $  2,995







AllianceBernstein
Worldwide                                          Advisor
Privatization Fund       Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees         1.00%    1.00%     1.00%   1.00%
  Distribution (12b-1)
    and service fees       .30%    1.00%     1.00%   None
  Other expenses           .99%    1.08%     1.06%    .98%
                         -----    -----     -----   -----
  Total fund operating
   expenses               2.29%    3.08%     3.06%   1.98%
                         =====    =====     =====   =====




AllianceBernstein
Worldwide                                                                                           Advisor
Privatization Fund                          Class A   Class B+     Class B++    Class C+  Class C++    Class
                                           -------   -------      ---------    --------  ---------   --------
  Management fees          After 1 year     $  647  $     711     $   311     $    409   $    309  $    201
  Distribution (12b-1)     After 3 years    $1,110  $   1,151     $   951     $    945   $    945  $    621
    and service fees       After 5 years    $1,598  $   1,616     $ 1,616     $  1,606   $  1,606  $  1,068
  Other expenses           After 10 years   $2,939  $   3,209(b)  $ 3,209(b)  $  3,374   $  3,374  $  2,306






AllianceBernstein                                 Advisor
New Europe Fund          Class A  Class B  Class C  Class
                        -------- -------  -------  ------
  Management fees         1.05%    1.05%     1.05%   1.05%
  Distribution (12b-1)
    and service fees       .30%    1.00%     1.00%   None
  Other expenses          1.19%    1.30%     1.22%   1.20%
                         -----    -----     -----  -----
  Total fund operating
   expenses               2.54%    3.35%     3.27%   2.25%
                         =====    =====     =====   =====




                                                                          Advisor
                Class A   Class B+     Class B++    Class C+  Class C++    Class
                -------   -------      ---------    --------  ---------   --------
After 1 year   $    671   $    738    $    338     $    430   $    330  $    228
After 3 years  $  1,182   $  1,230    $  1,030     $  1,007   $  1,007  $    703
After 5 years  $  1,718   $  1,745    $  1,745     $  1,707   $  1,707  $  1,205
After 10 years $  3,178   $  3,457(b) $  3,457(b)  $  3,567   $  3,567  $  2,585



--------------------------------------------------------------------------------
+   Assumes redemption at end of period.
++  Assumes no redemption at end of period.
(a) Based on estimated expenses.
(b) Assumes Class B shares convert to Class A shares after eight years.
(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                         SALES CHARGE REDUCTION PROGRAMS
--------------------------------------------------------------------------------

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs is contained in the Funds' Statement of Additional Information or on our Website at www.AllianceCapital.com.

o  Breakpoints

   The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o  Breakpoints Offered by the AllianceBernstein Mutual Funds

   The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

   Quantity Discounts--Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

   The sales charge schedule of Class A share Quantity Discounts is as follows:

   Less than $100,000                       4.25%

   $100,000 but less than $250,000          3.25%

   $250,000 but less than $500,000          2.25%

   $500,000 but less than $1 million        1.75%

   $1 million and above                     0.00*

   * Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.



   Rights of Accumulation--Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

   Combined Purchase Privileges--Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

   Letter of Intent--Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The fund will then apply to each of the investor's periodic investments, the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o  Other Sales Charge Waivers

   The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the Funds' Statement of Additional Information. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in the Funds' Statement of Additional Information.

For more information, please refer to your Fund's Statement of Additional Information, call your financial advisor or visit our website at www.AllianceCapital.com.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES
The Funds' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4 p.m., Eastern time), each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements, for details.

HOW TO BUY SHARES
Class A, Class B and Class C Shares
You may purchase a Fund's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Minimum investment amounts are:

         --Initial:                         $ 1,000
         --Subsequent:                      $    50
         --Automatic Investment Program:    $    25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.

Class B shares are generally not available to group retirement plans, except for plans described in the Statement of Additional Information under "Purchase of Shares". Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in Plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

Advisor Class Shares
You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. Advisor Class Shares may be purchased, and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that are purchased directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.

Class R Shares
Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts on the books of a Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirements products.

General
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a US citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o  Selling Shares Through Your Broker or Financial Representative

Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o Selling Shares Directly to the Fund

By Mail:
   --Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

  --For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

--For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone:


--You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

--A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

--If you have selected electronic funds transfer in your Shareholder
  Application, the redemption proceeds will be sent directly to your bank.

Otherwise, the proceeds will be mailed to you.

--Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

--Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Premier Growth Fund and AllianceBernstein Technology Fund, which offer five classes of shares through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Retirement Plans." In addition, the Statement of Additional Information contains more information relating to waivers of sales charges and CDSCs.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at NAV with an initial sales charge as follows:

                                                         Commission
                              Initial Sales Charge       to Dealer/
                                                          Agent as
                               As % of      As % of         % of
                               Net Amount  Offering        Offering
Amount Purchased              Invested       Price           Price
--------------------------------------------------------------------------------
Up to $100,000                 4.44%        4.25%           4.00%
$100,000 up to $250,000        3.36         3.25            3.00
$250,000 up to $500,000        2.30         2.25            2.00
$500,000 up to $1,000,000      1.78         1.75            1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

          Years Since Purchase                  CDSC
                  First                         4.0%
                  Second                        3.0%
                  Third                         2.0%
                  Fourth                        1.0%
                  Fifth                         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

CLASS R SHARES--CERTAIN GROUP RETIREMENT PLANS
Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

ADVISOR CLASS SHARES--FEE BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

GENERAL
Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                    Rule 12b-1 Fee (As a Percentage of
                    Aggregate Average Daily Net Assets)
Class A                              .30%*
Class B                             1.00%
Class C                             1.00%
Class R                              .50%
Advisor Class                       None

-------------------------------------------------------------------------------
* The fee under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Premier Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders.
See "How to Buy Shares."

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Fund. The Principal Underwriter pays a discount or commission to financial intermediaries in connection with their sale of shares of a Fund, as described above. In addition to this discount or commission, the Principal Underwriter may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.


SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the Plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and the Statement of Additional Information. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


CLASS A
Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates a Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1 year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the Statement of Additional Information. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.


CLASS C
Class C shares are available to group retirement plans with plan level assets of less than $1 million.

CLASS R
Class R shares are available to certain group retirement plans with plan assets of at least $1 million but not more than $10 million. Class R shares carry no front-end sales charge or CDSC but are subject to a .50% Rule 12b-1 distribution fee.

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1 million and $10 million should purchase Class R shares.


-------------------------------------------------------------------------------
                                    GLOSSARY
-------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.


U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.


TYPES OF COMPANIES OR COUNTRIES
European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.


Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

Rating Agencies, Rated Securities and Indexes
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

-------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
-------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
DOMESTIC GROWTH FUNDS
The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

AllianceBernstein Premier Growth Fund
AllianceBernstein Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.


Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o  invest up to 20% of its net assets in convertible securities;

o  invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;


o invest up to 5% of its net assets in rights or warrants;

o invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

AllianceBernstein Growth Fund
AllianceBernstein Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;

o enter into forward commitments;


o buy and sell stock index futures contracts and options on stock index futures contracts for hedging purposes, and options on stock indices;

o purchase and sell futures contracts and options on futures contracts for hedging purposes, and options on U.S. Treasury securities;


o write covered call and put options;

o purchase and sell put and call options;


o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;


o make loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to 25% of its total assets.

AllianceBernstein Mid-Cap Growth Fund
AllianceBernstein MId-Cap Growth Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;


o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o make secured loans of portfolio securities of up to 25% of its total assets;
  and


o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

Prior to February 1, 2002, the Fund was known as The Alliance Fund.


AllianceBernstein Small Cap Growth Fund
AllianceBernstein Small Cap Growth Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For purposes on this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion.


The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well- known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:


o purchase and sell forward and futures contracts, and options on these securities for hedging purposes;


o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;


o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.


Prior to November 3, 2003, the Fund was known as AllianceBernstein Quasar Fund.


AllianceBernstein Technology Fund
AllianceBernstein Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). As a matter of fundamental policy, the Fund will invest at least 80% of its assets in the securities of these companies. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase call and put options, including index put options, of up to, for all options, 10% of its total assets;


o enter into the purchase and sale of futures contracts and may purchase and write options on futures contracts.


o enter into swap transactions;

o invest up to 10% of its total assets in warrants;


o invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.; and


o make loans of portfolio securities of up to 30% of its total assets.


Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

AllianceBernstein Health Care Fund
AllianceBernstein Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and

Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;


o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o purchase or sell forward foreign currency exchange contracts;

o enter into forward commitments for the purchase or sale of securities;


o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;


o make secured loans of portfolio securities of up to 20% of its total assets; and

o enter into repurchase agreements.

INTERNATIONAL GROWTH FUNDS
The International Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

AllianceBernstein International Premier Growth Fund
AllianceBernstein International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the AllianceBernstein Premier Growth Fund.


In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o invest up to 20% of its total assets in convertible securities;

o invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;


o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts for hedging purposes;


o purchase and write put and call options on foreign currencies for hedging purposes;

o purchase or sell forward contracts;

o enter into standby commitment agreements;

o enter into forward commitments;

o enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;


o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;


o make secured loans of portfolio securities of up to 30% of its total assets; and

o  enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.




AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;


o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;


o purchase and write put and call options on foreign currencies for hedging purposes;

o purchase or sell forward contracts;

o enter into forward commitments;

o enter into standby commitment agreements;

o enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;



o make secured loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

AllianceBernstein New Europe Fund
AllianceBernstein New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund, but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o enter into forward commitments;

o enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.


Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.


o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the AllianceBernstein

Technology Fund, which may enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.


While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. AllianceBernstein New Europe Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts.

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



AllianceBernstein New Europe Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of AllianceBernstein International Premier Growth Fund 100% of its total assets. AllianceBernstein Premier Growth Fund and AllianceBernstein Small Cap Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Premier Growth Fund and AllianceBernstein Small Cap Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

AllianceBernstein Technology Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.


Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund or AllianceBernstein New Europe

Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for AllianceBernstein Health Care Fund and AllianceBernstein New Europe Fund and 5% for AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.


Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.


Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.



Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Worldwide Privatization Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein New Europe Fund and 50% with respect to AllianceBernstein International Premier Growth Fund and AllianceBernstein Worldwide Privatization Fund of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of the assets of AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund and AllianceBernstein New Europe Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


AllianceBernstein New Europe Fund may invest substantial amounts of its assets in United Kingdom issuers. Please refer to Appendix A for a discussion of risks associated with investments in this country.


Investment in Privatized Enterprises by AllianceBernstein Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. AllianceBernstein New Europe Fund will emphasize investment in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years in the case of each Fund that invests in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.


Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                         Fee as a percentage of        Fiscal
Fund                    average daily net assets     Year Ending
-----                   ----------------------       ----------
AllianceBernstein Premier
   Growth Fund                      .99%              7/31/03
AllianceBernstein Growth Fund       .75%              7/31/03
AllianceBernstein Mid-Cap
   Growth Fund                      .75%              7/31/03
AllianceBernstein Small Cap
   Growth Fund                     1.00%              7/31/03
AllianceBernstein Technology
   Fund                            1.03%              7/31/03
AllianceBernstein Health
   Care Fund                        .95%              6/30/03
AllianceBernstein International
   Premier Growth Fund              .46%*             7/31/03
AllianceBernstein Worldwide
   Privatization Fund              1.00%              6/30/03
AllianceBernstein New
   Europe Fund                     1.05%              7/31/03
--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


Portfolio Managers
The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                          Principal Occupation
                                                            During the Past
Fund                   Employee; Year; Title                 Five (5) Years
--------------------------------------------------------------------------------

AllianceBernstein     Thomas G. Kamp; since 2003         *
Premier Growth        --Senior Vice President
Fund

AllianceBernstein     Alan Levi; since 2000              *
Growth Fund           --Senior Vice President of
                      Alliance Capital Management
                      Corporation (ACMC)**

AllianceBernstein     John L. Blundin; since 2001 *
Mid-Cap Growth        --Executive Vice
Fund                  President of ACMC

                      Catherine Wood; since 2002         Associated with
                      --Senior Vice President            Alliance since 2001;
                      of ACMC                            prior thereto, general partner
                                                         and portfolio manager with
                                                         Tupelo Capital Management.

AllianceBernstein     Bruce Aronow; since 2000           Associated with
Small Cap Growth      --Senior Vice President            Alliance since 1999;
Fund                  of ACMC                            prior thereto, Vice
                                                         President at Invesco.


AllianceBernstein     Janet Walsh; since 2003            *
Technology Fund       --Senior Vice President
                      of ACMC

AllianceBernstein     Norman Fidel; since inception      *
Health Care Fund      --Senior Vice President
                      of ACMC

AllianceBernstein     Guru M. Baliga; since 2001         *
International Premier --Senior Vice President
Growth Fund           of ACMC

AllianceBernstein     Edward Baker III; since 2002       *
Worldwide             --Senior Vice President
Privatization Fund    of ACMC

                      Michael Levy; since 2003           *
                      --Vice President, Special
                      Equity Portfolios, of ACMC

AllianceBernstein     Stephen Beinhacker; since          *
New Europe Fund       1997--Senior Vice President
                      of ACMC


--------------------------------------------------------------------------------
  *Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
 **The sole general partner of Alliance.


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

Performance of Similarly Managed Accounts. Institutional accounts. In addition to managing the assets of AllianceBernstein Premier Growth Fund, Mr. Kamp has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Premier Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Kamp has managed the Historical Portfolios as an employee of Alliance. As of June 30, 2003 the assets in the Historical Portfolios totaled approximately $629 million from eleven accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which fee is lower than the advisory fee associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of AllianceBernstein Premier Growth Fund in accordance with the plan adopted by AllianceBernstein Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If AllianceBernstein Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, AllianceBernstein Premier Growth Fund's performance relative to the index would be reduced by AllianceBernstein Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Premier Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate Mr. Kamp's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


The average annual total returns presented below are based upon the cumulative total return as of June 30, 2003 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                  Premier     Premier
                  Growth      Growth                                Russell
                   Fund        Fund                                  1000
                 (Class A  (Class A with    Historical   S&P 500    Growth
                  at NAV)    Sales Load)    Portfolios    Index      Index
               ----------- --------------  ------------ ----------  --------
One year........     (5.59)%   (9.62)%       (2.51)%      0.25%      2.94%
Three years.....    (24.24)   (25.33)       (20.29)     (11.19)    (21.54)
Five years......     (7.70)    (8.50)        (3.98)      (1.61)     (5.03)
Since July 1,
1994............      8.70      8.17         11.37       11.04       9.28


Offshore Fund Account. In addition to managing the Fund's assets, Mr. Kamp has ultimate responsibility for the management of ACM Global Investments--American Growth Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors ("ACM American Growth"). ACM American Growth has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the Fund. ACM American Growth is not subject to the same types of expenses as the Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of ACM American Growth could have been negatively affected if it had been regulated as an U.S. mutual fund.


Set forth below is performance data provided by Alliance relating to ACM American Growth for the period since Mr. Kamp began to manage the fund in December 1996. As of June 30, 2003 the assets in ACM American Growth totaled approximately $520 million.


The performance data is for the Class AX shares of ACM American Growth and net of all fees charged to ACM American Growth. The data has not been adjusted to reflect any fees that will be payable by the Fund, which at current asset levels are generally lower than the fees imposed on ACM American Growth. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of ACM American Growth.

The following performance data is provided solely to illustrate the past performance of Mr. Kamp in managing ACM American Growth. Investors should not rely on the following performance data of ACM American Growth as an indication of future performance of the Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

AVERAGE ANNUAL TOTAL RETURNS



                    Premier      Premier
                     Growth       Growth                                 Russell
                      Fund         Fund                                   1000
                   (Class A   (Class A with   ACM American    S&P 500    Growth
                    at NAV)     Sales Load)      Growth*       Index      Index
                   ---------  --------------  ------------   ---------   -------
One year..........   (5.59)%      (9.62)%       (3.46)%         0.25%      2.94%
Three years.......  (24.24)      (25.33)       (20.89)        (11.19)    (21.54)
Five years........   (7.70)       (8.50)        (4.79)         (1.61)     (5.03)
Since 12/31/96....    2.20         1.52          4.22           5.85       3.02


--------------------------------------------------------------------------------
* Total return is for the Class AX shares of ACM American Growth, net of all fees. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.


The average annual total returns presented below are based upon the cumulative total return as of June 30, 2003 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

Legal Proceedings. On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance Capital Management L.P. ("Alliance") and AllianceBernstein Premier Growth Fund (formerly known as "Alliance Premier Growth Fund") alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to AllianceBernstein Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when AllianceBernstein Premier Growth Fund purchased shares of Enron and as a consequence thereof the investment advisory fees paid to Alliance by AllianceBernstein Premier Growth Fund should be returned as a means of recovering for AllianceBernstein Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of certain fees paid by AllianceBernstein Premier Growth Fund to Alliance. Subsequently, between December 21, 2001 and July 11, 2002, five complaints making substantially the same allegations and seeking substantially the same relief as the Benak Complaint were filed against Alliance and AllianceBernstein Premier Growth Fund. All of those actions were consolidated in federal district court in the District of New Jersey. On January 6, 2003, a consolidated amended complaint entitled Benak v. Alliance Capital Management L.P. was filed containing allegations similar to those in the individual complaints and alleging violation of the 1940 Act. While the Benak Consolidated Amended Complaint seeks relief similar to that requested in the individual actions, it does not name AllianceBernstein Premier Growth Fund as a defendant. On February 7, 2003, Alliance moved to dismiss the Benak Consolidated Amended Complaint. That motion is pending. Alliance believes that plaintiffs' allegations in the Benak Consolidated Amended Complaint are without merit and intends to vigorously defend against these allegations.

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violation of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron and that the agreements between the AllianceBernstein Premier Growth and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. On March 24, 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey to be consolidated with the Benak Complaint already pending there. AllianceBernstein Premier Growth Fund is no longer named as a defendant in this case. Alliance believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern Dsitrict of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

Alliance has been contacted by the Office of the New York State Attorney General ("NYAG") and the Commission in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance has been providing full cooperation with respect to these investigations.

Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance has suspended two of its employees, one of whom had been the portfolio manager and an officer of the AllianceBernstein Technology Fund, and the other of whom had been an executive involved in selling Alliance's hedge fund products. Alliance continues to review the facts and circumstances relevant to the Commission's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Funds and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Funds and their shareholders, Alliance intends to vigorously pursue its rights, and the rights of the Funds and their shareholders, if it is determined that such trading occurred. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of these investigations may have on the Funds or Alliance's results of operations or financial condition.

Alliance also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); certain of the AllianceBernstein Mutual Funds; AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisers Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein Mutual Funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance, and recovery of any fees paid in connection therewith. Alliance is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on the Funds or on Alliance's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Mutual Funds are named as nominal defendants. Additional lawsuits that are similar to these lawsuits have been filed, and Alliance believes that others may be filed, against the Alliance Capital defendants, the Funds and related parties.



--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.


Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income", taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from a Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. A Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

-------------------------------------------------------------------------------
                               CONVERSION FEATURE
-------------------------------------------------------------------------------


As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.




-------------------------------------------------------------------------------
                               GENERAL INFORMATION
-------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent auditors for AllianceBernstein Premier Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund and AllianceBernstein Worldwide Privatization Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Small Cap Growth Fund, AllianceBernstein Technology Fund and AllianceBernstein New Europe Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                  Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein
Premier Growth Fund
   Class A
   12/1/02 to 7/31/03#.......    $15.07          $(.10)         $ .61            $ .51
   Year ended 11/30/02.......     20.24           (.19)         (4.98)           (5.17)
   Year ended 11/30/01.......     29.51           (.19)         (6.43)           (6.62)
   Year ended 11/30/00.......     35.82           (.26)         (3.69)           (3.95)
   Year ended 11/30/99.......     27.50           (.28)          9.21             8.93
   Year ended 11/30/98.......     22.00           (.15)          7.11             6.96
   CLASS B
   12/1/02 to 7/31/03#.......    $13.88          $(.16)         $ .55            $ .39
   Year ended 11/30/02.......     18.78           (.29)         (4.61)           (4.90)
   Year ended 11/30/01.......     27.76           (.35)         (5.98)           (6.33)
   Year ended 11/30/00.......     34.05           (.48)         (3.45)           (3.93)
   Year ended 11/30/99.......     26.33           (.48)          8.81             8.33
   Year ended 11/30/98.......     21.26           (.30)          6.83             6.53
   Class C
   12/1/02 to 7/31/03#.......    $13.90          $(.16)         $ .56            $ .40
   Year ended 11/30/02.......     18.81           (.29)         (4.62)           (4.91)
   Year ended 11/30/01.......     27.80           (.35)         (5.99)           (6.34)
   Year ended 11/30/00.......     34.09           (.48)         (3.45)           (3.93)
   Year ended 11/30/99.......     26.36           (.49)          8.83             8.34
   Year ended 11/30/98.......     21.29           (.31)          6.84             6.53
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......    $15.42          $(.08)         $ .63            $ .55
   Year ended 11/30/02.......     20.65           (.14)         (5.09)           (5.23)
   Year ended 11/30/01.......     29.99           (.14)         (6.55)           (6.69)
   Year ended 11/30/00.......     36.25           (.14)         (3.76)           (3.90)
   Year ended 11/30/99.......     27.71           (.17)          9.32             9.15
   Year ended 11/30/98.......     22.10           (.07)          7.14             7.07
AllianceBernstein Growth Fund
   Class A
   11/1/02 to 7/31/03#.......    $22.56          $(.21)        $ 3.83           $ 3.62
   Year ended 10/31/02.......     27.40           (.28)         (4.56)           (4.84)
   Year ended 10/31/01.......     52.42           (.22)        (19.10)          (19.32)
   Year ended 10/31/00.......     56.32           (.17)          3.71             3.54
   Year ended 10/31/99.......     47.17           (.15)         13.01            12.86
   Year ended 10/31/98.......     43.95           (.05)          6.18             6.13
   CLASS B
   11/1/02 to 7/31/03#.......    $15.98          $(.23)        $ 2.69           $ 2.46
   Year ended 10/31/02.......     19.56           (.34)         (3.24)           (3.58)
   Year ended 10/31/01.......     39.49           (.34)        (13.89)          (14.23)
   Year ended 10/31/00.......     44.40           (.43)          2.96             2.53
   Year ended 10/31/99.......     38.15           (.42)         10.38             9.96
   Year ended 10/31/98.......     36.31           (.31)          5.06             4.75
   Class C
   11/1/02 to 7/31/03#.......    $16.00          $(.23)        $ 2.70           $ 2.47
   Year ended 10/31/02.......     19.58           (.33)         (3.25)           (3.58)
   Year ended 10/31/01.......     39.52           (.34)        (13.90)          (14.24)
   Year ended 10/31/00.......     44.42           (.43)          2.97             2.54
   Year ended 10/31/99.......     38.17           (.42)         10.38             9.96
   Year ended 10/31/98.......     36.33           (.31)          5.06             4.75
   ADVISOR CLASS
   11/1/02 to 7/31/03#.......    $23.05          $(.16)        $ 3.92           $ 3.76
   Year ended 10/31/02.......     27.92           (.20)         (4.67)           (4.87)
   Year ended 10/31/01.......     53.17           (.11)        (19.44)          (19.55)
   Year ended 10/31/00.......     56.88           (.02)          3.75             3.73
   Year ended 10/31/99.......     47.47            .02          13.10            13.12
   Year ended 10/31/98.......     44.08            .08           6.22             6.30
AllianceBernstein
Mid-Cap Growth Fund
   Class A
   12/1/02 to 7/31/03#.......    $ 3.70          $(.03)         $ .79            $ .76
   Year ended 11/30/02.......      4.79           (.04)         (1.05)           (1.09)
   Year ended 11/30/01.......      5.83           (.04)          (.71)            (.75)
   Year ended 11/30/00.......      7.55           (.04)         (1.04)           (1.08)
   Year ended 11/30/99.......      5.97           (.03)          2.00             1.97
   Year ended 11/30/98.......      8.70           (.02)          (.54)            (.56)
   Class B
   12/1/02 to 7/31/03#.......    $ 3.23          $(.03)         $ .67            $ .64
   Year ended 11/30/02.......      4.22           (.07)          (.92)            (.99)
   Year ended 11/30/01.......      5.21           (.07)          (.63)            (.70)
   Year ended 11/30/00.......      6.87           (.09)          (.93)           (1.02)
   Year ended 11/30/99.......      5.51           (.07)          1.82             1.75
   Year ended 11/30/98.......      8.25           (.07)          (.50)            (.57)





                                          Less Dividends and Distributions
                              - ----------------------------------------------------------

                                Dividends    Distributions
                                  from Net    in Excess of       Tax      Distributions
                                Investment  Net Investment   Return of       from
  Fiscal Year or Period           Income        Income        Capital    Capital Gains
 ----------------------       - -----------  --------------   ---------   --------------
AllianceBernstein
Premier Growth Fund
   Class A
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00       (2.38)
   Year ended 11/30/00.......       0.00           0.00           0.00       (2.36)
   Year ended 11/30/99.......       0.00           0.00           0.00        (.61)
   Year ended 11/30/98.......       0.00           0.00           0.00       (1.46)
   CLASS B
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00       (2.38)
   Year ended 11/30/00.......       0.00           0.00           0.00       (2.36)
   Year ended 11/30/99.......       0.00           0.00           0.00        (.61)
   Year ended 11/30/98.......       0.00           0.00           0.00       (1.46)
   Class C
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00       (2.38)
   Year ended 11/30/00.......       0.00           0.00           0.00       (2.36)
   Year ended 11/30/99.......       0.00           0.00           0.00        (.61)
   Year ended 11/30/98.......       0.00           0.00           0.00       (1.46)
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00       (2.38)
   Year ended 11/30/00.......       0.00           0.00           0.00       (2.36)
   Year ended 11/30/99.......       0.00           0.00           0.00        (.61)
   Year ended 11/30/98.......       0.00           0.00           0.00       (1.46)
AllianceBernstein Growth Fund
   Class A
   11/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 10/31/02.......       0.00           0.00           0.00        0.00
   Year ended 10/31/01.......       0.00           0.00           0.00       (5.70)
   Year ended 10/31/00.......       0.00           0.00           0.00       (7.44)
   Year ended 10/31/99.......       0.00           0.00           0.00       (3.71)
   Year ended 10/31/98.......       0.00           0.00           0.00       (2.91)
   CLASS B
   11/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 10/31/02.......       0.00           0.00           0.00        0.00
   Year ended 10/31/01.......       0.00           0.00           0.00       (5.70)
   Year ended 10/31/00.......       0.00           0.00           0.00       (7.44)
   Year ended 10/31/99.......       0.00           0.00           0.00       (3.71)
   Year ended 10/31/98.......       0.00           0.00           0.00       (2.91)
   Class C
   11/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 10/31/02.......       0.00           0.00           0.00        0.00
   Year ended 10/31/01.......       0.00           0.00           0.00       (5.70)
   Year ended 10/31/00.......       0.00           0.00           0.00       (7.44)
   Year ended 10/31/99.......       0.00           0.00           0.00       (3.71)
   Year ended 10/31/98.......       0.00           0.00           0.00       (2.91)
   ADVISOR CLASS
   11/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 10/31/02.......       0.00           0.00           0.00        0.00
   Year ended 10/31/01.......       0.00           0.00           0.00       (5.70)
   Year ended 10/31/00.......       0.00           0.00           0.00       (7.44)
   Year ended 10/31/99.......       0.00           0.00           0.00       (3.71)
   Year ended 10/31/98.......       0.00           0.00           0.00       (2.91)
AllianceBernstein
Mid-Cap Growth Fund
   Class A
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00        (.29)
   Year ended 11/30/00.......       0.00           0.00           0.00        (.64)
   Year ended 11/30/99.......       0.00           0.00           0.00        (.39)
   Year ended 11/30/98.......       0.00           0.00           0.00       (2.17)
   Class B
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00        (.29)
   Year ended 11/30/00.......       0.00           0.00           0.00        (.64)
   Year ended 11/30/99.......       0.00           0.00           0.00        (.39)
   Year ended 11/30/98.......       0.00           0.00           0.00       (2.17)






                                         Less Distributions
                                    -----------------------------

                                                         Total        Net Asset
                                     Distributions      Dividends       Value,
                                     in Excess of          and          End of             Total
  Fiscal Year or Period              Capital Gains    Distributions     Period          Return (c)
 ----------------------              --------------    -------------  ------------     ------------
AllianceBernstein
Premier Growth Fund
   Class A
   12/1/02 to 7/31/03#.......            $0.00           $0.00          $15.58             3.38%
   Year ended 11/30/02.......             0.00            0.00           15.07           (25.54)
   Year ended 11/30/01.......             (.27)          (2.65)          20.24           (24.90)
   Year ended 11/30/00.......             0.00           (2.36)          29.51           (11.91)
   Year ended 11/30/99.......             0.00            (.61)          35.82            33.13
   Year ended 11/30/98.......             0.00           (1.46)          27.50            33.94
   CLASS B
   12/1/02 to 7/31/03#.......            $0.00           $0.00          $14.27             2.81%
   Year ended 11/30/02.......             0.00            0.00           13.88           (26.09)
   Year ended 11/30/01.......             (.27)          (2.65)          18.78           (25.48)
   Year ended 11/30/00.......             0.00           (2.36)          27.76           (12.51)
   Year ended 11/30/99.......             0.00            (.61)          34.05            32.30
   Year ended 11/30/98.......             0.00           (1.46)          26.33            33.04
   Class C
   12/1/02 to 7/31/03#.......            $0.00           $0.00          $14.30             2.88%
   Year ended 11/30/02.......             0.00            0.00           13.90           (26.10)
   Year ended 11/30/01.......             (.27)          (2.65)          18.81           (25.48)
   Year ended 11/30/00.......             0.00           (2.36)          27.80           (12.49)
   Year ended 11/30/99.......             0.00            (.61)          34.09            32.31
   Year ended 11/30/98.......             0.00           (1.46)          26.36            32.99
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......            $0.00           $0.00          $15.97             3.57%
   Year ended 11/30/02.......             0.00            0.00           15.42           (25.33)
   Year ended 11/30/01.......             (.27)          (2.65)          20.65           (24.72)
   Year ended 11/30/00.......             0.00           (2.36)          29.99           (11.61)
   Year ended 11/30/99.......             0.00            (.61)          36.25            33.68
   Year ended 11/30/98.......             0.00           (1.46)          27.71            34.31
AllianceBernstein Growth Fund
   Class A
   11/1/02 to 7/31/03#.......            $0.00           $0.00          $26.18            16.05%
   Year ended 10/31/02.......             0.00            0.00           22.56           (17.66)
   Year ended 10/31/01.......             0.00           (5.70)          27.40           (40.50)
   Year ended 10/31/00.......             0.00           (7.44)          52.42             5.96
   Year ended 10/31/99.......             0.00           (3.71)          56.32            28.69
   Year ended 10/31/98.......             0.00           (2.91)          47.17            14.56
   CLASS B
   11/1/02 to 7/31/03#.......            $0.00           $0.00          $18.44            15.39%
   Year ended 10/31/02.......             0.00            0.00           15.98           (18.30)
   Year ended 10/31/01.......             0.00           (5.70)          19.56           (40.93)
   Year ended 10/31/00.......             0.00           (7.44)          39.49             5.18
   Year ended 10/31/99.......             0.00           (3.71)          44.40            27.79
   Year ended 10/31/98.......             0.00           (2.91)          38.15            13.78
   Class C
   11/1/02 to 7/31/03#.......            $0.00           $0.00          $18.47            15.44%
   Year ended 10/31/02.......             0.00            0.00           16.00           (18.28)
   Year ended 10/31/01.......             0.00           (5.70)          19.58           (40.92)
   Year ended 10/31/00.......             0.00           (7.44)          39.52             5.20
   Year ended 10/31/99.......             0.00           (3.71)          44.42            27.78
   Year ended 10/31/98.......             0.00           (2.91)          38.17            13.76
   ADVISOR CLASS
   11/1/02 to 7/31/03#.......            $0.00           $0.00          $26.81            16.31%
   Year ended 10/31/02.......             0.00            0.00           23.05           (17.44)
   Year ended 10/31/01.......             0.00           (5.70)          27.92           (40.34)
   Year ended 10/31/00.......             0.00           (7.44)          53.17             6.27
   Year ended 10/31/99.......             0.00           (3.71)          56.88            29.08
   Year ended 10/31/98.......             0.00           (2.91)          47.47            14.92
AllianceBernstein
Mid-Cap Growth Fund
   Class A
   12/1/02 to 7/31/03#.......            $0.00           $0.00          $ 4.46            20.54%
   Year ended 11/30/02.......             0.00            0.00            3.70           (22.76)
   Year ended 11/30/01.......             0.00            (.29)           4.79           (13.64)
   Year ended 11/30/00.......             0.00            (.64)           5.83           (15.73)
   Year ended 11/30/99.......             0.00            (.39)           7.55            35.37
   Year ended 11/30/98.......             0.00           (2.17)           5.97            (8.48)
   Class B
   12/1/02 to 7/31/03#.......            $0.00           $0.00          $ 3.87            19.81%
   Year ended 11/30/02.......             0.00            0.00            3.23           (23.46)
   Year ended 11/30/01.......             0.00            (.29)           4.22           (14.34)
   Year ended 11/30/00.......             0.00            (.64)           5.21           (16.48)
   Year ended 11/30/99.......             0.00            (.39)           6.87            34.24
   Year ended 11/30/98.......             0.00           (2.17)           5.51            (9.27)





                                                 Ratios/Supplemental Data
                                 ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                    Net Assets,     Expenses    Income (Loss)
                                   End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------           --------------  ------------- ------------- -------------
AllianceBernstein
Premier Growth Fund
   Class A
   12/1/02 to 7/31/03#.......         $1,757,243      1.89%*       (1.08)%*         60%
   Year ended 11/30/02.......          2,098,623      1.73         (1.09)           93
   Year ended 11/30/01.......          3,556,040      1.53          (.83)          135
   Year ended 11/30/00.......          4,817,131      1.44          (.71)          125
   Year ended 11/30/99.......          4,285,490      1.50          (.85)           75
   Year ended 11/30/98.......          1,418,262      1.59(e)       (.59)           82
   CLASS B
   12/1/02 to 7/31/03#.......         $2,670,330      2.65%*       (1.84)%*         60%
   Year ended 11/30/02.......          3,080,955      2.47         (1.84)           93
   Year ended 11/30/01.......          5,774,836      2.25         (1.59)          135
   Year ended 11/30/00.......          8,797,132      2.13         (1.40)          125
   Year ended 11/30/99.......          8,161,471      2.18         (1.53)           75
   Year ended 11/30/98.......          2,799,288      2.28(e)      (1.27)           82
   Class C
   12/1/02 to 7/31/03#.......          $ 943,029      2.62%*       (1.81)%*         60%
   Year ended 11/30/02.......          1,116,314      2.45         (1.81)           93
   Year ended 11/30/01.......          2,173,671      2.26         (1.59)          135
   Year ended 11/30/00.......          3,361,307      2.13         (1.40)          125
   Year ended 11/30/99.......          2,965,440      2.18         (1.53)           75
   Year ended 11/30/98.......            862,193      2.28(e)      (1.30)           82
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......          $ 793,162      1.60%*        (.78)%*         60%
   Year ended 11/30/02.......            590,508      1.45          (.79)           93
   Year ended 11/30/01.......            510,603      1.25          (.59)          135
   Year ended 11/30/00.......            523,315      1.11          (.38)          125
   Year ended 11/30/99.......            466,690      1.16          (.51)           75
   Year ended 11/30/98.......            271,661      1.26(e)       (.28)           82
AllianceBernstein Growth Fund
   Class A
   11/1/02 to 7/31/03#.......          $ 835,657      1.66%*       (1.18)%*         29%
   Year ended 10/31/02.......            715,438      1.49         (1.04)           41
   Year ended 10/31/01.......            874,604      1.28          (.61)          115
   Year ended 10/31/00.......          1,656,689      1.14          (.30)           58
   Year ended 10/31/99.......          1,441,962      1.18          (.28)           62
   Year ended 10/31/98.......          1,008,093      1.22(e)       (.11)           61
   CLASS B
   11/1/02 to 7/31/03#.......          $ 999,620      2.41%*       (1.94)%*         29%
   Year ended 10/31/02.......          1,131,628      2.22         (1.77)           41
   Year ended 10/31/01.......          2,233,260      2.00         (1.31)          115
   Year ended 10/31/00.......          5,042,755      1.86         (1.02)           58
   Year ended 10/31/99.......          5,265,153      1.90         (1.00)           62
   Year ended 10/31/98.......          4,230,756      1.94(e)       (.83)           61
   Class C
   11/1/02 to 7/31/03#.......          $ 236,358      2.38%*       (1.90)%*         29%
   Year ended 10/31/02.......            239,940      2.19         (1.74)           41
   Year ended 10/31/01.......            419,382      1.98         (1.29)          115
   Year ended 10/31/00.......            959,043      1.85         (1.02)           58
   Year ended 10/31/99.......            923,483      1.90         (1.00)           62
   Year ended 10/31/98.......            718,688      1.93(e)       (.83)           61
   ADVISOR CLASS
   11/1/02 to 7/31/03#.......           $ 16,994      1.36%*        (.87)%*         29%
   Year ended 10/31/02.......             10,433      1.18          (.73)           41
   Year ended 10/31/01.......             19,087       .98          (.30)          115
   Year ended 10/31/00.......             38,278       .83           .03            58
   Year ended 10/31/99.......            142,720       .88           .03            62
   Year ended 10/31/98.......            174,745       .93(e)        .17            61
AllianceBernstein
Mid-Cap Growth Fund
   Class A
   12/1/02 to 7/31/03#.......          $ 540,843      1.45%*       (1.11)%*         75%
   Year ended 11/30/02.......            469,570      1.34         (1.03)          183
   Year ended 11/30/01.......            686,445      1.22          (.69)          226
   Year ended 11/30/00.......            856,956      1.04          (.55)           86
   Year ended 11/30/99.......          1,128,166      1.06          (.41)           97
   Year ended 11/30/98.......            953,181      1.03          (.36)          106
   Class B
   12/1/02 to 7/31/03#.......           $ 53,461      2.32%*       (1.98)%*         75%
   Year ended 11/30/02.......             41,096      2.20         (1.89)          183
   Year ended 11/30/01.......             61,816      2.08         (1.54)          226
   Year ended 11/30/00.......             81,569      1.87         (1.39)           86
   Year ended 11/30/99.......            101,858      1.89         (1.23)           97
   Year ended 11/30/98.......             85,456      1.84         (1.17)          106
Please refer to the footnotes on pages 54 and 55.




                                     48 & 49

                                            Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein
Mid-Cap Growth Fund
(continued)
   Class C
   12/1/02 to 7/31/03#.......    $ 3.22      $ (.03)            $ .68            $ .65
   Year ended 11/30/02.......      4.21        (.06)             (.93)            (.99)
   Year ended 11/30/01.......      5.20        (.07)             (.63)            (.70)
   Year ended 11/30/00.......      6.86        (.09)             (.93)           (1.02)
   Year ended 11/30/99.......      5.50        (.08)             1.83             1.75
   Year ended 11/30/98.......      8.26        (.07)             (.52)            (.59)
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......    $ 3.74       $0.00             $ .78            $ .78
   Year ended 11/30/02.......      4.83        (.03)            (1.06)           (1.09)
   Year ended 11/30/01.......      5.86        (.03)             (.71)            (.74)
   Year ended 11/30/00.......      7.58        (.02)            (1.06)           (1.08)
   Year ended 11/30/99.......      5.98        (.01)             2.00             1.99
   Year ended 11/30/98.......      8.69        (.01)             (.53)            (.54)




                                        Less Dividends and Distributions
                              ----------------------------------------------------------

                              Dividends    Distributions
                                from Net    in Excess of       Tax      Distributions
                               Investment  Net Investment   Return of       from
  Fiscal Year or Period          Income        Income        Capital    Capital Gains
 ----------------------       -----------  --------------   ---------   --------------
AllianceBernstein
Mid-Cap Growth Fund
(continued)
   Class C
   12/1/02 to 7/31/03#.......    $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......     0.00           0.00           0.00        0.00
   Year ended 11/30/01.......     0.00           0.00           0.00        (.29)
   Year ended 11/30/00.......     0.00           0.00           0.00        (.64)
   Year ended 11/30/99.......     0.00           0.00           0.00        (.39)
   Year ended 11/30/98.......     0.00           0.00           0.00       (2.17)
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......    $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......     0.00           0.00           0.00        0.00
   Year ended 11/30/01.......     0.00           0.00           0.00        (.29)
   Year ended 11/30/00.......     0.00           0.00           0.00        (.64)
   Year ended 11/30/99.......     0.00           0.00           0.00        (.39)
   Year ended 11/30/98.......     0.00           0.00           0.00       (2.17)




                                        Less Distributions
                                   -----------------------------

                                                        Total        Net Asset
                                    Distributions      Dividends       Value,
                                    in Excess of          and          End of             Total
  Fiscal Year or Period             Capital Gains    Distributions     Period          Return (c)
 ----------------------             --------------    -------------  ------------     ------------
AllianceBernstein
Mid-Cap Growth Fund
(continued)
   Class C
   12/1/02 to 7/31/03#.......           $0.00           $0.00          $ 3.87            20.19%
   Year ended 11/30/02.......            0.00            0.00            3.22           (23.52)
   Year ended 11/30/01.......            0.00            (.29)           4.21           (14.37)
   Year ended 11/30/00.......            0.00            (.64)           5.20           (16.51)
   Year ended 11/30/99.......            0.00            (.39)           6.86            34.31
   Year ended 11/30/98.......            0.00           (2.17)           5.50            (9.58)
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......           $0.00           $0.00          $ 4.52            20.86%
   Year ended 11/30/02.......            0.00            0.00            3.74           (22.57)
   Year ended 11/30/01.......            0.00            (.29)           4.83           (13.39)
   Year ended 11/30/00.......            0.00            (.64)           5.86           (15.66)
   Year ended 11/30/99.......            0.00            (.39)           7.58            35.66
   Year ended 11/30/98.......            0.00           (2.17)           5.98            (8.19)




                                             Ratios/Supplemental Data
                             ----------------------------------------------------------

                                               Ratio of    Ratio of Net
                                Net Assets,     Expenses    Income (Loss)
                               End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period       (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------       --------------  ------------- ------------- -------------
AllianceBernstein
Mid-Cap Growth Fund
(continued)
   Class C
   12/1/02 to 7/31/03#.......   $ 14,415          2.27%*       (1.94)%*         75%
   Year ended 11/30/02.......     10,860          2.16         (1.85)          183
   Year ended 11/30/01.......     15,391          2.04         (1.51)          226
   Year ended 11/30/00.......     20,068          1.86         (1.34)           86
   Year ended 11/30/99.......     28,025          1.86         (1.22)           97
   Year ended 11/30/98.......     21,231          1.84         (1.18)          106
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......   $ 21,251          1.23%*        (.89)%*         75%
   Year ended 11/30/02.......     13,092          1.08          (.81)          183
   Year ended 11/30/01.......    131,032          1.08          (.64)          226
   Year ended 11/30/00.......      8,304           .83          (.35)           86
   Year ended 11/30/99.......      9,970           .85          (.20)           97
   Year ended 11/30/98.......     11,305           .83          (.16)          106




                                            Income from Investment Operations
                                           ---------------------------------------------- ---
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ---------- ---
AllianceBernstein
Small Cap Growth Fund
   Class A

10/1/02 to 7/31/03#..........    $13.34      $ (.24)           $ 4.20           $ 3.96
   Year ended 9/30/02........     16.25        (.30)            (2.61)           (2.91)
   Year ended 9/30/01........     30.76        (.35)           (11.46)          (11.81)
   Year ended 9/30/00........     23.84        (.38)             7.30             6.92
   Year ended 9/30/99........     22.27        (.22)             2.80             2.58
   Year ended 9/30/98........     30.37        (.17)            (6.70)           (6.87)
   Class B
   10/1/02 to 7/31/03#.......    $11.49      $ (.28)           $ 3.59           $ 3.31
   Year ended 9/30/02........     14.11        (.39)            (2.23)           (2.62)
   Year ended 9/30/01........     27.30        (.45)           (10.04)          (10.49)
   Year ended 9/30/00........     21.32        (.52)             6.50             5.98
   Year ended 9/30/99........     20.17        (.37)             2.53             2.16
   Year ended 9/30/98........     27.83        (.36)            (6.07)           (6.43)
   CLASS C
   10/1/02 to 7/31/03#.......    $11.50      $ (.28)           $ 3.60           $ 3.32
   Year ended 9/30/02........     14.13        (.39)            (2.24)           (2.63)
   Year ended 9/30/01........     27.32        (.45)           (10.04)          (10.49)
   Year ended 9/30/00........     21.34        (.52)             6.50             5.98
   Year ended 9/30/99........     20.18        (.36)             2.53             2.17
   Year ended 9/30/98........     27.85        (.35)            (6.09)           (6.44)
   Advisor Class
   10/1/02 to 7/31/03#.......    $13.60      $ (.21)           $ 4.29           $ 4.08
   Year ended 9/30/02........     16.52        (.28)            (2.64)           (2.92)
   Year ended 9/30/01........     31.07        (.29)           (11.56)          (11.85)
   Year ended 9/30/00........     24.01        (.30)             7.36             7.06
   Year ended 9/30/99........     22.37        (.15)             2.80             2.65
   Year ended 9/30/98........     30.42        (.09)            (6.73)           (6.82)




                                         Less Dividends and Distributions
                               ----------------------------------------------------------

                               Dividends    Distributions
                                 from Net    in Excess of       Tax      Distributions
                                Investment  Net Investment   Return of       from
  Fiscal Year or Period           Income        Income        Capital    Capital Gains
 ----------------------        -----------  --------------   ---------   --------------
AllianceBernstein
Small Cap Growth Fund
   Class A

10/1/02 to 7/31/03#..........     $0.00          $0.00          $0.00       $0.00
   Year ended 9/30/02........      0.00           0.00           0.00        0.00
   Year ended 9/30/01........      0.00           0.00           0.00        (.72)
   Year ended 9/30/00........      0.00           0.00           0.00        0.00
   Year ended 9/30/99........      0.00           0.00           0.00       (1.01)
   Year ended 9/30/98........      0.00           0.00           0.00       (1.23)
   Class B
   10/1/02 to 7/31/03#.......     $0.00          $0.00          $0.00       $0.00
   Year ended 9/30/02........      0.00           0.00           0.00        0.00
   Year ended 9/30/01........      0.00           0.00           0.00        (.72)
   Year ended 9/30/00........      0.00           0.00           0.00        0.00
   Year ended 9/30/99........      0.00           0.00           0.00       (1.01)
   Year ended 9/30/98........      0.00           0.00           0.00       (1.23)
   CLASS C
   10/1/02 to 7/31/03#.......     $0.00          $0.00          $0.00       $0.00
   Year ended 9/30/02........      0.00           0.00           0.00        0.00
   Year ended 9/30/01........      0.00           0.00           0.00        (.72)
   Year ended 9/30/00........      0.00           0.00           0.00        0.00
   Year ended 9/30/99........      0.00           0.00           0.00       (1.01)
   Year ended 9/30/98........      0.00           0.00           0.00       (1.23)
   Advisor Class
   10/1/02 to 7/31/03#.......     $0.00          $0.00          $0.00       $0.00
   Year ended 9/30/02........      0.00           0.00           0.00        0.00
   Year ended 9/30/01........      0.00           0.00           0.00        (.72)
   Year ended 9/30/00........      0.00           0.00           0.00        0.00
   Year ended 9/30/99........      0.00           0.00           0.00       (1.01)
   Year ended 9/30/98........      0.00           0.00           0.00       (1.23)




                                   Less Distributions
                               ----------------------------

                                                   Total        Net Asset
                               Distributions      Dividends       Value,
                               in Excess of          and          End of             Total
  Fiscal Year or Period        Capital Gains    Distributions     Period          Return (c)
 ----------------------        --------------    -------------  ------------     ------------
AllianceBernstein
Small Cap Growth Fund
   Class A

10/1/02 to 7/31/03#..........      $0.00           $0.00         $ 17.30            29.69%
   Year ended 9/30/02........       0.00            0.00           13.34           (17.91)
   Year ended 9/30/01........      (1.98)          (2.70)          16.25           (41.42)
   Year ended 9/30/00........       0.00            0.00           30.76            29.03
   Year ended 9/30/99........       0.00           (1.01)          23.84            11.89
   Year ended 9/30/98........       0.00           (1.23)          22.27           (23.45)
   Class B
   10/1/02 to 7/31/03#.......      $0.00           $0.00         $ 14.80            28.81%
   Year ended 9/30/02........       0.00            0.00           11.49           (18.57)
   Year ended 9/30/01........      (1.98)          (2.70)          14.11           (41.88)
   Year ended 9/30/00........       0.00            0.00           27.30            28.05
   Year ended 9/30/99........       0.00           (1.01)          21.32            11.01
   Year ended 9/30/98........       0.00           (1.23)          20.17           (24.03)
   CLASS C
   10/1/02 to 7/31/03#.......      $0.00           $0.00         $ 14.82            28.87%
   Year ended 9/30/02........       0.00            0.00           11.50           (18.61)
   Year ended 9/30/01........      (1.98)          (2.70)          14.13           (41.85)
   Year ended 9/30/00........       0.00            0.00           27.32            28.02
   Year ended 9/30/99........       0.00           (1.01)          21.34            11.05
   Year ended 9/30/98........       0.00           (1.23)          20.18           (24.05)
   Advisor Class
   10/1/02 to 7/31/03#.......      $0.00           $0.00         $ 17.68            30.00%
   Year ended 9/30/02........       0.00            0.00           13.60           (17.68)
   Year ended 9/30/01........      (1.98)          (2.70)          16.52           (41.11)
   Year ended 9/30/00........       0.00            0.00           31.07            29.40
   Year ended 9/30/99........       0.00           (1.01)          24.01            12.16
   Year ended 9/30/98........       0.00           (1.23)          22.37           (23.24)




                                                Ratios/Supplemental Data
                                ----------------------------------------------------------

                                                  Ratio of    Ratio of Net
                                   Net Assets,     Expenses    Income (Loss)
                                  End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period          (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------          --------------  ------------- ------------- -------------
AllianceBernstein
Small Cap Growth Fund
   Class A

   10/1/02 to 7/31/03#.......     $ 184,378          2.32%*       (1.95)%*         94%
   Year ended 9/30/02........       156,340          1.92         (1.71)           98
   Year ended 9/30/01........       232,456          1.79         (1.58)          109
   Year ended 9/30/00........       458,008          1.68(e)      (1.39)          160
   Year ended 9/30/99........       517,289          1.69(e)       (.90)           91

   Year ended 9/30/98........       495,070          1.61(e)       (.59)          109
   Class B
   10/1/02 to 7/31/03#.......     $ 168,554          3.14%*       (2.78)%*         94%
   Year ended 9/30/02........       159,791          2.72         (2.50)           98
   Year ended 9/30/01........       257,161          2.57         (2.36)          109
   Year ended 9/30/00........       546,302          2.44(e)      (2.16)          160
   Year ended 9/30/99........       587,919          2.46(e)      (1.68)           91
   Year ended 9/30/98........       625,147          2.39(e)      (1.36)          109
   CLASS C
   10/1/02 to 7/31/03#.......      $ 39,434          3.10%*       (2.73)%*         94%
   Year ended 9/30/02........        37,256          2.71         (2.49)           98
   Year ended 9/30/01........        60,925          2.56         (2.35)          109
   Year ended 9/30/00........       137,242          2.43(e)      (2.12)          160
   Year ended 9/30/99........       168,120          2.45(e)      (1.66)           91
   Year ended 9/30/98........       182,110          2.38(e)      (1.35)          109
   Advisor Class
   10/1/02 to 7/31/03#.......       $ 9,016          2.05%*       (1.69)%*         94%
   Year ended 9/30/02........         8,916          1.60         (1.41)           98
   Year ended 9/30/01........        68,730          1.52         (1.31)          109
   Year ended 9/30/00........       135,414          1.39(e)      (1.08)          160
   Year ended 9/30/99........       164,671          1.42(e)       (.62)           91
   Year ended 9/30/98........       175,037          1.38(e)       (.32)          109




                                            Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein
Technology Fund
   CLASS A
   12/1/02 to 7/31/03#.......    $43.48      $ (.54)           $ 4.50           $ 3.96
   Year ended 11/30/02.......     67.05        (.87)           (22.70)          (23.57)
   Year ended 11/30/01.......     95.32        (.82)           (21.17)          (21.99)
   Year ended 11/30/00.......    111.46       (1.35)           (10.75)          (12.10)
   Year ended 11/30/99.......     68.60        (.99)            49.02            48.03
   Year ended 11/30/98.......     54.44        (.68)            15.42            14.74
   Class B
   12/1/02 to 7/31/03#.......    $40.06      $ (.69)           $ 4.12           $ 3.43
   Year ended 11/30/02.......     62.27       (1.16)           (21.05)          (22.21)
   Year ended 11/30/01.......     89.59       (1.28)           (19.76)          (21.04)
   Year ended 11/30/00.......    105.73       (2.17)            (9.93)          (12.10)
   Year ended 11/30/99.......     65.75       (1.54)            46.69            45.15
   Year ended 11/30/98.......     52.58       (1.08)            14.83            13.75
   CLASS C
   12/1/02 to 7/31/03#.......    $40.07      $ (.68)           $ 4.11           $ 3.43
   Year ended 11/30/02.......     62.25       (1.15)           (21.03)          (22.18)
   Year ended 11/30/01.......     89.55       (1.28)           (19.74)          (21.02)
   Year ended 11/30/00.......    105.69       (2.19)            (9.91)          (12.10)
   Year ended 11/30/99.......     65.74       (1.57)            46.69            45.12
   Year ended 11/30/98.......     52.57       (1.08)            14.83            13.75
   Advisor Class
   12/1/02 to 7/31/03#.......    $44.36      $ (.46)           $ 4.60           $ 4.14
   Year ended 11/30/02.......     68.21        (.72)           (23.13)          (23.85)
   Year ended 11/30/01.......     96.60        (.60)           (21.51)          (22.11)
   Year ended 11/30/00.......    112.59        (.91)           (11.04)          (11.95)
   Year ended 11/30/99.......     69.04        (.68)            49.40            48.72
   Year ended 11/30/98.......     54.63        (.50)            15.49            14.99




                                           Less Dividends and Distributions
                                ----------------------------------------------------------

                                 Dividends    Distributions
                                  from Net    in Excess of       Tax      Distributions
                                 Investment  Net Investment   Return of       from
  Fiscal Year or Period            Income        Income        Capital    Capital Gains
 ----------------------         -----------  --------------   ---------   --------------
AllianceBernstein
Technology Fund
   CLASS A
   12/1/02 to 7/31/03#.......       $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......        0.00           0.00           0.00        0.00
   Year ended 11/30/01.......        0.00           0.00           0.00       (5.86)
   Year ended 11/30/00.......        0.00           0.00           0.00       (4.04)
   Year ended 11/30/99.......        0.00           0.00           0.00       (5.17)
   Year ended 11/30/98.......        0.00           0.00           0.00        (.58)
   Class B
   12/1/02 to 7/31/03#.......       $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......        0.00           0.00           0.00        0.00
   Year ended 11/30/01.......        0.00           0.00           0.00       (5.86)
   Year ended 11/30/00.......        0.00           0.00           0.00       (4.04)
   Year ended 11/30/99.......        0.00           0.00           0.00       (5.17)
   Year ended 11/30/98.......        0.00           0.00           0.00        (.58)
   CLASS C
   12/1/02 to 7/31/03#.......       $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......        0.00           0.00           0.00        0.00
   Year ended 11/30/01.......        0.00           0.00           0.00       (5.86)
   Year ended 11/30/00.......        0.00           0.00           0.00       (4.04)
   Year ended 11/30/99.......        0.00           0.00           0.00       (5.17)
   Year ended 11/30/98.......        0.00           0.00           0.00        (.58)
   Advisor Class
   12/1/02 to 7/31/03#.......       $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......        0.00           0.00           0.00        0.00
   Year ended 11/30/01.......        0.00           0.00           0.00       (5.89)
   Year ended 11/30/00.......        0.00           0.00           0.00       (4.04)
   Year ended 11/30/99.......        0.00           0.00           0.00       (5.17)
   Year ended 11/30/98.......        0.00           0.00           0.00        (.58)




                                           Less Distributions
                                      -----------------------------

                                                           Total        Net Asset
                                       Distributions      Dividends       Value,
                                       in Excess of          and          End of             Total
  Fiscal Year or Period                Capital Gains    Distributions     Period          Return (c)
 ----------------------                --------------    -------------  ------------     ------------
AllianceBernstein
Technology Fund
   CLASS A
   12/1/02 to 7/31/03#.......              $0.00           $0.00         $ 47.44             9.11%
   Year ended 11/30/02.......               0.00            0.00           43.48           (35.15)
   Year ended 11/30/01.......               (.42)          (6.28)          67.05           (24.90)
   Year ended 11/30/00.......               0.00           (4.04)          95.32           (11.48)
   Year ended 11/30/99.......               0.00           (5.17)         111.46            74.67
   Year ended 11/30/98.......               0.00            (.58)          68.60            27.36
   Class B
   12/1/02 to 7/31/03#.......              $0.00           $0.00         $ 43.49             8.56%
   Year ended 11/30/02.......               0.00            0.00           40.06           (35.67)
   Year ended 11/30/01.......               (.42)          (6.28)          62.27           (25.46)
   Year ended 11/30/00.......               0.00           (4.04)          89.59           (12.12)
   Year ended 11/30/99.......               0.00           (5.17)         105.73            73.44
   Year ended 11/30/98.......               0.00            (.58)          65.75            26.44
   CLASS C
   12/1/02 to 7/31/03#.......              $0.00           $0.00         $ 43.50             8.56%
   Year ended 11/30/02.......               0.00            0.00           40.07           (35.63)
   Year ended 11/30/01.......               (.42)          (6.28)          62.25           (25.45)
   Year ended 11/30/00.......               0.00           (4.04)          89.55           (12.13)
   Year ended 11/30/99.......               0.00           (5.17)         105.69            73.40
   Year ended 11/30/98.......               0.00            (.58)          65.74            26.44
   Advisor Class
   12/1/02 to 7/31/03#.......              $0.00           $0.00         $ 48.50             9.33%
   Year ended 11/30/02.......               0.00            0.00           44.36           (34.96)
   Year ended 11/30/01.......               (.39)          (6.28)          68.21           (24.68)
   Year ended 11/30/00.......               0.00           (4.04)          96.60           (11.22)
   Year ended 11/30/99.......               0.00           (5.17)         112.59            75.22
   Year ended 11/30/98.......               0.00            (.58)          69.04            27.73




                                                  Ratios/Supplemental Data
                                  ----------------------------------------------------------

                                                    Ratio of    Ratio of Net
                                     Net Assets,     Expenses    Income (Loss)
                                    End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period            (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------            --------------  ------------- ------------- -------------
AllianceBernstein
Technology Fund
   CLASS A
   12/1/02 to 7/31/03#.......      $1,186,488          2.24%*       (1.95)%*        127%
   Year ended 11/30/02.......       1,096,744          1.85         (1.64)          117
   Year ended 11/30/01.......       1,926,473          1.58         (1.08)           55
   Year ended 11/30/00.......       2,650,904          1.50          (.98)           46
   Year ended 11/30/99.......       2,167,060          1.68(e)      (1.11)           54
   Year ended 11/30/98.......         824,636          1.66(e)      (1.13)           67
   Class B
   12/1/02 to 7/31/03#.......      $1,453,453          3.02%*       (2.73)%*        127%
   Year ended 11/30/02.......       1,539,144          2.58         (2.37)          117
   Year ended 11/30/01.......       3,092,947          2.31         (1.80)           55
   Year ended 11/30/00.......       4,701,567          2.20         (1.68)           46
   Year ended 11/30/99.......       3,922,584          2.39(e)      (1.83)           54
   Year ended 11/30/98.......       1,490,578          2.39(e)      (1.86)           67
   CLASS C
   12/1/02 to 7/31/03#.......       $ 396,472          3.01%*       (2.72)%*        127%
   Year ended 11/30/02.......         410,649          2.55         (2.34)          117
   Year ended 11/30/01.......         835,406          2.30         (1.80)           55
   Year ended 11/30/00.......       1,252,765          2.21         (1.69)           46
   Year ended 11/30/99.......         907,707          2.41(e)      (1.85)           54
   Year ended 11/30/98.......         271,320          2.40(e)      (1.87)           67
   Advisor Class
   12/1/02 to 7/31/03#.......        $ 93,511          1.94%*       (1.65)%*        127%
   Year ended 11/30/02.......          83,018          1.49         (1.29)          117
   Year ended 11/30/01.......         231,167          1.27          (.78)           55
   Year ended 11/30/00.......         288,889          1.19          (.66)           46
   Year ended 11/30/99.......         330,404          1.35(e)       (.78)           54
   Year ended 11/30/98.......         230,295          1.37(e)       (.84)           67

------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on pages 54 and 55.



                                     50 & 51

                                            Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein
Health Care Fund
   Class A
   Year ended 6/30/03........    $ 9.86       $(.10)           $  .61           $  .51
   Year ended 6/30/02........     11.20        (.12)            (1.22)           (1.34)
   Year ended 6/30/01........     12.40        (.11)            (1.00)           (1.11)
   8/27/99## to 6/30/00......     10.00        (.06)(b)          2.46             2.40
   Class B
   Year ended 6/30/03........    $ 9.66       $(.17)           $  .59            $ .42
   Year ended 6/30/02........     11.05        (.20)            (1.19)           (1.39)
   Year ended 6/30/01........     12.33        (.19)            (1.00)           (1.19)
   8/27/99## to 6/30/00......     10.00        (.13)(b)          2.46             2.33
   Class C
   Year ended 6/30/03........    $ 9.66       $(.17)           $  .60            $ .43
   Year ended 6/30/02........     11.05        (.20)            (1.19)           (1.39)
   Year ended 6/30/01........     12.33        (.19)            (1.00)           (1.19)
   8/27/99## to 6/30/00......     10.00        (.12)(b)          2.45             2.33
   Advisor Class
   Year ended 6/30/03........    $10.03       $(.08)            $ .64            $ .56
   Year ended 6/30/02........     11.36        (.09)            (1.24)           (1.33)
   Year ended 6/30/01........     12.54        (.07)            (1.02)           (1.09)
   8/27/99## to 6/30/00......     10.00        (.03)(b)          2.57             2.54




                                          Less Dividends and Distributions
                                ----------------------------------------------------------

                                Dividends    Distributions
                                  from Net    in Excess of       Tax      Distributions
                                 Investment  Net Investment   Return of       from
  Fiscal Year or Period            Income        Income        Capital    Capital Gains
 ----------------------         -----------  --------------   ---------   --------------
AllianceBernstein
Health Care Fund
   Class A
   Year ended 6/30/03........      $0.00          $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00        (.08)

   8/27/99## to 6/30/00......       0.00           0.00           0.00        0.00
   Class B
   Year ended 6/30/03........     $0.00           $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00        (.08)
   8/27/99## to 6/30/00......       0.00           0.00           0.00        0.00
   Class C
   Year ended 6/30/03........     $0.00           $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00        (.08)
   8/27/99## to 6/30/00......       0.00           0.00           0.00        0.00
   Advisor Class
   Year ended 6/30/03........      $0.00          $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00        (.08)
   8/27/99## to 6/30/00......       0.00           0.00           0.00        0.00




                                             Less Distributions
                                        -----------------------------

                                                             Total        Net Asset
                                         Distributions      Dividends       Value,
                                         in Excess of          and          End of             Total
  Fiscal Year or Period                  Capital Gains    Distributions     Period          Return (c)
 ----------------------                  --------------    -------------  ------------     ------------
AllianceBernstein
Health Care Fund
   Class A
   Year ended 6/30/03........                $0.00           $0.00          $10.37             5.17%
   Year ended 6/30/02........                 0.00            0.00            9.86           (11.96)
   Year ended 6/30/01........                 (.01)           (.09)          11.20            (9.10)
   8/27/99## to 6/30/00......                 0.00            0.00           12.40            24.00
   Class B
   Year ended 6/30/03........                $0.00            $0.00          $10.08             4.35%
   Year ended 6/30/02........                 0.00            0.00            9.66           (12.58)
   Year ended 6/30/01........                 (.01)           (.09)          11.05            (9.81)
   8/27/99## to 6/30/00......                 0.00            0.00           12.33            23.30
   Class C
   Year ended 6/30/03........                $0.00            $0.00          $10.09             4.45%
   Year ended 6/30/02........                 0.00            0.00            9.66           (12.58)
   Year ended 6/30/01........                 (.01)           (.09)          11.05            (9.81)
   8/27/99## to 6/30/00......                 0.00            0.00           12.33            23.30
   Advisor Class
   Year ended 6/30/03........                $0.00           $0.00          $10.59             5.58%
   Year ended 6/30/02........                 0.00            0.00           10.03           (11.71)
   Year ended 6/30/01........                 (.01)           (.09)          11.36            (8.84)
   8/27/99## to 6/30/00......                 0.00            0.00           12.54            25.40




                                                 Ratios/Supplemental Data
                                 ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                    Net Assets,     Expenses    Income (Loss)
                                   End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------           --------------  ------------- ------------- -------------
AllianceBernstein
Health Care Fund
   Class A
   Year ended 6/30/03........       $ 56,077          2.06%        (1.12)%           8%
   Year ended 6/30/02........         63,973          1.85         (1.13)            9
   Year ended 6/30/01........         76,827          1.73          (.90)            8
   8/27/99## to 6/30/00......         55,412          1.92*(d)      (.67)*(b)       26
   Class B
   Year ended 6/30/03........       $134,907         2.82%         (1.88)%           8%
   Year ended 6/30/02........        163,340          2.60         (1.87)            9
   Year ended 6/30/01........        203,620          2.46         (1.63)            8
   8/27/99## to 6/30/00......        144,659          2.64*(d)     (1.40)*(b)       26
   Class C
   Year ended 6/30/03........       $ 34,298         2.80%         (1.85)%           8%
   Year ended 6/30/02........         41,268          2.57         (1.84)            9
   Year ended 6/30/01........         57,405          2.44         (1.60)            8
   8/27/99## to 6/30/00......         44,582          2.63*(d)     (1.38)*(b)       26
   Advisor Class
   Year ended 6/30/03........        $ 9,139          1.77%         (.81)%           8%
   Year ended 6/30/02........          7,544          1.57          (.83)            9
   Year ended 6/30/01........          7,518          1.42          (.59)            8
   8/27/99## to 6/30/00......          6,184          1.61*(d)      (.36)*(b)       26




                                            Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein International
Premier Growth
   Class A
   12/1/02 to 7/31/03#.......    $ 7.31       $(.03)(b)        $  .26            $ .23
   Year ended 11/30/02.......      8.36        (.09)             (.96)           (1.05)
   Year ended 11/30/01.......     10.50        (.10)            (2.04)           (2.14)
   Year ended 11/30/00.......     13.22        (.14)            (2.14)           (2.28)
   Year ended 11/30/99.......      9.63        (.15)(b)          3.74             3.59
   3/3/98## to 11/30/98......     10.00        (.08)(b)          (.29)            (.37)
   CLASS B
   12/1/02 to 7/31/03#.......    $ 7.06       $(.06)(b)         $ .25            $ .19
   Year ended 11/30/02.......      8.12        (.14)(b)          (.92)           (1.06)
   Year ended 11/30/01.......     10.29        (.17)            (2.00)           (2.17)
   Year ended 11/30/00.......     13.05        (.23)            (2.09)           (2.32)
   Year ended 11/30/99.......      9.58        (.22)(b)          3.69             3.47
   3/3/98## to 11/30/98......     10.00        (.13)(b)          (.29)            (.42)
   Class C
   12/1/02 to 7/31/03#.......    $ 7.06       $(.06)(b)        $  .25            $ .19
   Year ended 11/30/02.......      8.13        (.14)(b)          (.93)           (1.07)
   Year ended 11/30/01.......     10.29        (.16)            (2.00)           (2.16)
   Year ended 11/30/00.......     13.05        (.23)            (2.09)           (2.32)
   Year ended 11/30/99.......      9.57        (.22)(b)          3.70             3.48
   3/3/98## to 11/30/98......     10.00        (.15)(b)          (.28)            (.43)
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......    $ 7.41       $(.01)(b)        $  .26            $ .25
   Year ended 11/30/02.......      8.44        (.07)             (.96)           (1.03)
   Year ended 11/30/01.......     10.58        (.07)            (2.07)           (2.14)
   Year ended 11/30/00.......     13.27        (.09)            (2.16)           (2.25)
   Year ended 11/30/99.......      9.64        (.12)(b)          3.75             3.63
   3/3/98## to 11/30/98......     10.00         .01(b)           (.37)            (.36)




                                          Less Dividends and Distributions
                                ----------------------------------------------------------

                                Dividends    Distributions
                                  from Net    in Excess of       Tax      Distributions
                                 Investment  Net Investment   Return of       from
  Fiscal Year or Period            Income        Income        Capital    Capital Gains
 ----------------------         -----------  --------------   ---------   --------------
AllianceBernstein International
Premier Growth
   Class A
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00        0.00
   Year ended 11/30/00.......       0.00           0.00           0.00        (.44)
   Year ended 11/30/99.......       0.00           0.00           0.00        0.00
   3/3/98## to 11/30/98......       0.00           0.00           0.00        0.00
   CLASS B
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00        0.00
   Year ended 11/30/00.......       0.00           0.00           0.00        (.44)
   Year ended 11/30/99.......       0.00           0.00           0.00        0.00
   3/3/98## to 11/30/98......       0.00           0.00           0.00        0.00
   Class C
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00        0.00
   Year ended 11/30/00.......       0.00           0.00           0.00        (.44)
   Year ended 11/30/99.......       0.00           0.00           0.00        0.00
   3/3/98## to 11/30/98......       0.00           0.00           0.00        0.00
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......      $0.00          $0.00          $0.00       $0.00
   Year ended 11/30/02.......       0.00           0.00           0.00        0.00
   Year ended 11/30/01.......       0.00           0.00           0.00        0.00
   Year ended 11/30/00.......       0.00           0.00           0.00        (.44)
   Year ended 11/30/99.......       0.00           0.00           0.00        0.00
   3/3/98## to 11/30/98......       0.00           0.00           0.00        0.00




                                          Less Distributions
                                     -----------------------------

                                                          Total        Net Asset
                                      Distributions      Dividends       Value,
                                      in Excess of          and          End of             Total
  Fiscal Year or Period               Capital Gains    Distributions     Period          Return (c)
 ----------------------               --------------    -------------  ------------     ------------
AllianceBernstein International
Premier Growth
   Class A
   12/1/02 to 7/31/03#.......             $0.00           $0.00         $  7.54             3.15%
   Year ended 11/30/02.......              0.00            0.00            7.31           (12.56)
   Year ended 11/30/01.......              0.00            0.00            8.36           (20.38)
   Year ended 11/30/00.......              0.00            (.44)          10.50           (17.88)
   Year ended 11/30/99.......              0.00            0.00           13.22            37.28
   3/3/98## to 11/30/98......              0.00            0.00            9.63            (3.70)
   CLASS B
   12/1/02 to 7/31/03#.......             $0.00           $0.00         $  7.25             2.69%
   Year ended 11/30/02.......              0.00            0.00            7.06           (13.05)
   Year ended 11/30/01.......              0.00            0.00            8.12           (21.09)
   Year ended 11/30/00.......              0.00            (.44)          10.29           (18.44)
   Year ended 11/30/99.......              0.00            0.00           13.05            36.22
   3/3/98## to 11/30/98......              0.00            0.00            9.58            (4.20)
   Class C
   12/1/02 to 7/31/03#.......             $0.00           $0.00         $  7.25             2.69%
   Year ended 11/30/02.......              0.00            0.00            7.06           (13.16)
   Year ended 11/30/01.......              0.00            0.00            8.13           (20.99)
   Year ended 11/30/00.......              0.00            (.44)          10.29           (18.44)
   Year ended 11/30/99.......              0.00            0.00           13.05            36.36
   3/3/98## to 11/30/98......              0.00            0.00            9.57            (4.30)
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......             $0.00           $0.00         $  7.66             3.37%
   Year ended 11/30/02.......              0.00            0.00            7.41           (12.20)
   Year ended 11/30/01.......              0.00            0.00            8.44           (20.23)
   Year ended 11/30/00.......              0.00            (.44)          10.58           (17.57)
   Year ended 11/30/99.......              0.00            0.00           13.27            37.66
   3/3/98## to 11/30/98......              0.00            0.00            9.64            (3.60)




                                                Ratios/Supplemental Data
                                ----------------------------------------------------------

                                                  Ratio of    Ratio of Net
                                   Net Assets,     Expenses    Income (Loss)
                                  End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period          (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------          --------------  ------------- ------------- -------------
AllianceBernstein International
Premier Growth
   Class A
   12/1/02 to 7/31/03#.......      $ 23,851          2.50%(d)*     (.68)%*(b)      56%
   Year ended 11/30/02.......        27,456          2.47         (1.17)           75
   Year ended 11/30/01.......        40,555          2.17         (1.06)          171
   Year ended 11/30/00.......        60,330          1.95         (1.07)          111
   Year ended 11/30/99.......        12,851          2.51(d)(e)   (1.34)(b)       107
   3/3/98## to 11/30/98......         7,255          2.50*(d)      (.90)*(b)      151
   CLASS B
   12/1/02 to 7/31/03#.......      $ 45,815          3.20%(d)*    (1.38)%*(b)      56%
   Year ended 11/30/02.......        52,744          3.20(d)      (1.88)(b)        75
   Year ended 11/30/01.......        80,353          2.92         (1.84)          171
   Year ended 11/30/00.......       122,503          2.67         (1.79)          111
   Year ended 11/30/99.......        28,678          3.21(d)(e)   (2.07)(b)       107
   3/3/98## to 11/30/98......        11,710          3.20*(d)     (1.41)*(b)      151
   Class C
   12/1/02 to 7/31/03#.......      $ 15,257          3.20(d)%*    (1.37)%*(b)      56%
   Year ended 11/30/02.......        17,942          3.20(d)      (1.90)(b)        75
   Year ended 11/30/01.......        28,990          2.88         (1.80)          171
   Year ended 11/30/00.......        46,894          2.66         (1.79)          111
   Year ended 11/30/99.......         9,235          3.21(d)(e)   (2.06)(b)       107
   3/3/98## to 11/30/98......         3,120          3.20*(d)     (1.69)*(b)      151
   ADVISOR CLASS
   12/1/02 to 7/31/03#.......      $ 12,629          2.20%(d)*     (.32)%*(b)      56%
   Year ended 11/30/02.......        11,437          2.18          (.85)           75
   Year ended 11/30/01.......        14,116          1.86          (.78)          171
   Year ended 11/30/00.......        18,800          1.61          (.68)          111
   Year ended 11/30/99.......         2,386          2.21(d)(e)   (1.06)(b)       107
   3/3/98## to 11/30/98......         1,386          2.20*(d)       .13*(b)       151




                                            Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein Worldwide
Privatization Fund
   Class A
   Year ended 6/30/03........    $ 8.19       $ .02            $  .17            $ .19
   Year ended 6/30/02........      8.76        (.03)             (.54)            (.57)
   Year ended 6/30/01........     13.57         .02             (3.45)           (3.43)
   Year ended 6/30/00........     11.84        (.04)             2.83             2.79
   Year ended 6/30/99........     12.67         .00               .93              .93
   Class B
   Year ended 6/30/03........    $ 7.72       $(.04)            $  .16            $ .12
   Year ended 6/30/02........      8.32        (.09)             (.51)            (.60)
   Year ended 6/30/01........     13.06        (.07)            (3.29)           (3.36)
   Year ended 6/30/00........     11.50        (.13)             2.75             2.62
   Year ended 6/30/99........     12.37        (.08)              .89              .81
   Class C
   Year ended 6/30/03........    $ 7.72       $(.04)           $  .16            $ .12
   Year ended 6/30/02........      8.32        (.09)             (.51)            (.60)
   Year ended 6/30/01........     13.05        (.06)            (3.29)           (3.35)
   Year ended 6/30/00........     11.50        (.12)             2.73             2.61
   Year ended 6/30/99........     12.37        (.08)              .89              .81





                                          Less Dividends and Distributions
                                ----------------------------------------------------------

                                Dividends    Distributions
                                  from Net    in Excess of       Tax      Distributions
                                 Investment  Net Investment   Return of       from
  Fiscal Year or Period            Income        Income        Capital    Capital Gains
 ----------------------         -----------  --------------   ---------   --------------
AllianceBernstein Worldwide
Privatization Fund
   Class A
   Year ended 6/30/03........      $0.00          $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00       (1.37)
   Year ended 6/30/00........       0.00           0.00           0.00       (1.06)
   Year ended 6/30/99........       (.12)          0.00           0.00       (1.64)
   Class B
   Year ended 6/30/03........      $0.00          $0.00           $0.00      $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00       (1.37)
   Year ended 6/30/00........       0.00           0.00           0.00       (1.06)
   Year ended 6/30/99........       (.04)          0.00           0.00       (1.64)
   Class C
   Year ended 6/30/03........      $0.00          $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00       (1.37)
   Year ended 6/30/00........       0.00           0.00           0.00       (1.06)
   Year ended 6/30/99........       (.04)          0.00           0.00       (1.64)


------------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 54 and 55.

                                          Less Distributions
                                     -----------------------------

                                                          Total        Net Asset
                                      Distributions      Dividends       Value,
                                      in Excess of          and          End of             Total
  Fiscal Year or Period               Capital Gains    Distributions     Period          Return (c)
 ----------------------               --------------    -------------  ------------     ------------
AllianceBernstein Worldwide
Privatization Fund
   Class A
   Year ended 6/30/03........             $0.00           $0.00         $  8.38             2.32%
   Year ended 6/30/02........              0.00            0.00            8.19            (6.51)
   Year ended 6/30/01........              (.01)          (1.38)           8.76           (26.81)
   Year ended 6/30/00........              0.00           (1.06)          13.57            24.26
   Year ended 6/30/99........              0.00           (1.76)          11.84             9.86
   Class B
   Year ended 6/30/03........             $0.00           $0.00          $ 7.84             1.55%
   Year ended 6/30/02........              0.00            0.00            7.72            (7.21)
   Year ended 6/30/01........              (.01)          (1.38)           8.32           (27.37)
   Year ended 6/30/00........              0.00           (1.06)          13.06            23.45
   Year ended 6/30/99........              0.00           (1.68)          11.50             8.91
   Class C
   Year ended 6/30/03........             $0.00           $0.00          $ 7.84             1.55%
   Year ended 6/30/02........              0.00            0.00            7.72            (7.21)
   Year ended 6/30/01........              (.01)          (1.38)           8.32           (27.30)
   Year ended 6/30/00........              0.00           (1.06)          13.05            23.37
   Year ended 6/30/99........              0.00           (1.68)          11.50             8.91





                                                 Ratios/Supplemental Data
                                 ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                    Net Assets,     Expenses    Income (Loss)
                                   End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------           --------------  ------------- ------------- -------------
AllianceBernstein Worldwide
Privatization Fund
   Class A
   Year ended 6/30/03........       $163,406          2.29%          .23%           29%
   Year ended 6/30/02........        183,160          2.10          (.40)           43
   Year ended 6/30/01........        245,873          1.81           .14            42
   Year ended 6/30/00........        394,665          1.74(e)       (.31)           67
   Year ended 6/30/99........        340,194          1.92(e)       (.01)           58
   Class B
   Year ended 6/30/03........       $ 48,183          3.08%         (.61)%          29%
   Year ended 6/30/02........         65,724          2.89         (1.19)           43
   Year ended 6/30/01........         92,446          2.56          (.64)           42
   Year ended 6/30/00........        160,847          2.47(e)      (1.02)           67
   Year ended 6/30/99........        117,420          2.63(e)      (1.43)           58
   Class C
   Year ended 6/30/03........       $ 12,092          3.06%         (.57)%          29%
   Year ended 6/30/02........         15,541          2.85         (1.18)           43
   Year ended 6/30/01........         23,976          2.56          (.62)           42
   Year ended 6/30/00........         39,598          2.44(e)       (.94)           67
   Year ended 6/30/99........         20,397          2.63(e)      (1.44)           58




Please refer to the footnotes on pages 54 and 55.

----------------------------------------------------------------------------------------------------------------------------


                                     52 & 53


                                           Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein Worldwide
Privatization Fund
(continued)
   Advisor Class
   Year ended 6/30/03........    $ 8.21       $ .06             $ .17            $ .23
   Year ended 6/30/02........      8.76        (.01)             (.54)            (.55)
   Year ended 6/30/01........     13.53         .04             (3.43)           (3.39)
   Year ended 6/30/00........     11.77        0.00              2.82             2.82
   Year ended 6/30/99........     12.63         .02               .93              .95



                                          Less Dividends and Distributions
                                ----------------------------------------------------------

                                Dividends    Distributions
                                  from Net    in Excess of       Tax      Distributions
                                 Investment  Net Investment   Return of       from
  Fiscal Year or Period            Income        Income        Capital    Capital Gains
 ----------------------        ------------  --------------   ---------   --------------
AllianceBernstein Worldwide
Privatization Fund
(continued)
   Advisor Class
   Year ended 6/30/03........      $0.00          $0.00          $0.00       $0.00
   Year ended 6/30/02........       0.00           0.00           0.00        0.00
   Year ended 6/30/01........       0.00           0.00           0.00       (1.37)
   Year ended 6/30/00........       0.00           0.00           0.00       (1.06)
   Year ended 6/30/99........       (.17)          0.00           0.00       (1.64)



                                       Less Distributions
                                  -----------------------------

                                                       Total        Net Asset
                                   Distributions      Dividends       Value,
                                   in Excess of          and          End of             Total
  Fiscal Year or Period            Capital Gains    Distributions     Period          Return (c)
 ----------------------            --------------    -------------  ------------     ------------
AllianceBernstein Worldwide
Privatization Fund
(continued)
   Advisor Class
   Year ended 6/30/03........          $0.00           $0.00          $ 8.44             2.80%
   Year ended 6/30/02........           0.00            0.00            8.21            (6.28)
   Year ended 6/30/01........           (.01)          (1.38)           8.76           (26.58)
   Year ended 6/30/00........           0.00           (1.06)          13.53            24.68
   Year ended 6/30/99........           0.00           (1.81)          11.77            10.12




                                                  Ratios/Supplemental Data
                                  ----------------------------------------------------------

                                                    Ratio of    Ratio of Net
                                     Net Assets,     Expenses    Income (Loss)
                                    End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period            (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------            --------------  ------------- ------------- -------------
AllianceBernstein Worldwide
Privatization Fund
(continued)
   Advisor Class
   Year ended 6/30/03........           $ 744          1.98%          .74%           29%
   Year ended 6/30/02........             808          1.80          (.18)           43
   Year ended 6/30/01........           1,343          1.50           .38            42
   Year ended 6/30/00........           2,506          1.43(e)        .01            67
   Year ended 6/30/99........           1,610          1.62(e)        .37            58





                                            Income from Investment Operations
                                           ----------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
 ----------------------        -----------  ---------------  ----------------  ----------
AllianceBernstein
New Europe Fund
   Class A
   Year ended 7/31/03........    $11.84      $ (.06)            $ .56            $ .50
   Year ended 7/31/02........     14.62        (.08)            (2.70)           (2.78)
   Year ended 7/31/01........     21.11        (.04)            (4.82)           (4.86)
   Year ended 7/31/00........     18.57        (.10)             3.55             3.45
   Year ended 7/31/99........     21.85         .07              (.79)            (.72)
   Class B
   Year ended 7/31/03........    $10.71      $ (.14)            $ .48            $ .34
   Year ended 7/31/02........     13.33        (.18)            (2.44)           (2.62)
   Year ended 7/31/01........     19.56        (.16)            (4.44)           (4.60)
   Year ended 7/31/00........     17.39        (.23)             3.31             3.08
   Year ended 7/31/99........     20.76        (.06)             (.75)            (.81)
   CLASS C
   Year ended 7/31/03........    $10.73      $ (.14)            $ .49            $ .35
   Year ended 7/31/02........     13.35        (.17)            (2.45)           (2.62)
   Year ended 7/31/01........     19.58        (.15)            (4.45)           (4.60)
   Year ended 7/31/00........     17.41        (.23)             3.31             3.08
   Year ended 7/31/99........     20.77        (.05)             (.75)            (.80)
   Advisor Class
   Year ended 7/31/03........    $11.91      $ (.04)            $ .55            $ .51
   Year ended 7/31/02........     14.68        (.05)            (2.72)           (2.77)

   Year ended 7/31/01........     21.18        0.00             (4.87)           (4.87)
   Year ended 7/31/00........     18.58        (.01)             3.52             3.51
   Year ended 7/31/99........     21.79         .13              (.78)            (.65)




                                        Less Dividends and Distributions
                              ----------------------------------------------------------

                              Dividends    Distributions
                                from Net    in Excess of       Tax      Distributions
                               Investment  Net Investment   Return of       from
  Fiscal Year or Period          Income        Income        Capital    Capital Gains
 ----------------------       -----------  --------------   ---------   --------------
AllianceBernstein
New Europe Fund
   Class A
   Year ended 7/31/03........    $0.00          $0.00          $0.00       $0.00
   Year ended 7/31/02........     0.00           0.00           0.00        0.00
   Year ended 7/31/01........     0.00           0.00           0.00       (1.50)
   Year ended 7/31/00........     0.00           0.00           0.00        (.91)

   Year ended 7/31/99........     0.00           0.00           0.00       (2.56)
   Class B
   Year ended 7/31/03........    $0.00          $0.00          $0.00       $0.00
   Year ended 7/31/02........     0.00           0.00           0.00        0.00
   Year ended 7/31/01........     0.00           0.00           0.00       (1.50)
   Year ended 7/31/00........     0.00           0.00           0.00        (.91)
   Year ended 7/31/99........     0.00           0.00           0.00       (2.56)
   CLASS C
   Year ended 7/31/03........    $0.00          $0.00          $0.00       $0.00
   Year ended 7/31/02........     0.00           0.00           0.00        0.00
   Year ended 7/31/01........     0.00           0.00           0.00       (1.50)
   Year ended 7/31/00........     0.00           0.00           0.00        (.91)
   Year ended 7/31/99........     0.00           0.00           0.00       (2.56)
   Advisor Class
   Year ended 7/31/03........    $0.00          $0.00          $0.00       $0.00
   Year ended 7/31/02........     0.00           0.00           0.00        0.00
   Year ended 7/31/01........     0.00           0.00           0.00       (1.50)
   Year ended 7/31/00........     0.00           0.00           0.00        (.91)
   Year ended 7/31/99........     0.00           0.00           0.00       (2.56)




                                           Less Distributions
                                      -----------------------------

                                                           Total        Net Asset
                                       Distributions      Dividends       Value,
                                       in Excess of          and          End of             Total
  Fiscal Year or Period                Capital Gains    Distributions     Period          Return (c)
 ----------------------                --------------    -------------  ------------     ------------
AllianceBernstein
New Europe Fund
  Class A
   Year ended 7/31/03........              $0.00           $0.00          $12.34             4.22%
   Year ended 7/31/02........               0.00            0.00           11.84           (19.02)
   Year ended 7/31/01........              (.13)           (1.63)          14.62           (24.45)
   Year ended 7/31/00........               0.00            (.91)          21.11            18.89
   Year ended 7/31/99........               0.00           (2.56)          18.57            (2.87)
   Class B
   Year ended 7/31/03........              $0.00           $0.00          $11.05             3.18%
   Year ended 7/31/02........               0.00            0.00           10.71           (19.66)
   Year ended 7/31/01........               (.13)          (1.63)          13.33           (25.10)
   Year ended 7/31/00........               0.00            (.91)          19.56            18.01
   Year ended 7/31/99........               0.00           (2.56)          17.39            (3.52)
   CLASS C
   Year ended 7/31/03........              $0.00           $0.00          $11.08             3.26%
   Year ended 7/31/02........               0.00            0.00           10.73           (19.63)
   Year ended 7/31/01........              (.13)           (1.63)          13.35           (25.07)
   Year ended 7/31/00........               0.00            (.91)          19.58            17.99
   Year ended 7/31/99........               0.00           (2.56)          17.41            (3.46)
   Advisor Class
   Year ended 7/31/03........              $0.00           $0.00          $12.42             4.28%
   Year ended 7/31/02........               0.00            0.00           11.91           (18.87)
   Year ended 7/31/01........               (.13)          (1.63)          14.68           (24.42)
   Year ended 7/31/00........               0.00            (.91)          21.18            19.21
   Year ended 7/31/99........               0.00           (2.56)          18.58            (2.54)




                                               Ratios/Supplemental Data
                               ----------------------------------------------------------

                                                 Ratio of    Ratio of Net
                                  Net Assets,     Expenses    Income (Loss)
                                 End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period         (000's omitted)  Net Assets    Net Assets   Turnover Rate
 ----------------------         --------------  ------------- ------------- -------------
AllianceBernstein
New Europe Fund
   Class A
   Year ended 7/31/03........     $ 70,339          2.54%         (.57)%          63%
   Year ended 7/31/02........       81,213          2.10          (.60)           63
   Year ended 7/31/01........      125,402          1.79          (.23)           84
   Year ended 7/31/00........      170,815          1.65(e)       (.46)          103
   Year ended 7/31/99........      125,729          1.80(e)        .39            89
   Class B
   Year ended 7/31/03........     $ 57,859          3.35%        (1.38)%          63%
   Year ended 7/31/02........       73,986          2.88         (1.41)           63
   Year ended 7/31/01........      121,639          2.54          (.98)           84
   Year ended 7/31/00........      181,285          2.38(e)      (1.18)          103
   Year ended 7/31/99........      144,570          2.50(e)       (.34)           89
   CLASS C
   Year ended 7/31/03........     $ 19,024          3.27%        (1.33)%          63%
   Year ended 7/31/02........       24,924          2.84         (1.36)           63
   Year ended 7/31/01........       41,203          2.51          (.95)           84
   Year ended 7/31/00........       60,984          2.36(e)      (1.18)          103
   Year ended 7/31/99........       45,845          2.50(e)       (.28)           89
   Advisor Class
   Year ended 7/31/03........      $ 3,289          2.25%         (.33)%          63%
   Year ended 7/31/02........        4,610          1.80          (.36)           63
   Year ended 7/31/01........        5,729          1.48           .02            84
   Year ended 7/31/00........        9,196          1.34(e)       (.06)          103
   Year ended 7/31/99........        4,778          1.51(e)        .68            89




--------------------------------------------------------------------------------
  # Change in fiscal year end.
 ## Commencement of operations.
  * Annualized.
(a) Based on average shares outstanding.
(b) Net of fee waiver and expense reimbursement.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in
    (e) below, would have been as follows:

                                               1998          1999           2000          2001           2002          2003
                                             -------       -------        -------       -------         ------        ------
     AllianceBernstein Health Care Fund
       Class A                                  --             --              1.96%*       --             --            --
       Class B                                  --             --              2.67%*       --             --            --
       Class C                                  --             --              2.67%*       --             --            --
       Advisor Class                            --             --              1.65%        --             --            --
     AllianceBernstein International
       Premier Growth Fund
       Class A                                5.19%*         3.26%              --          --             --           2.99%*
       Class B                                6.14%*         3.93%              --          --            3.25%         3.79%*
       Class C                                6.00%*         3.92%              --          --            3.20%         3.73%*
       Advisor Class                          6.28%*         2.96%              --          --             --           2.70%*





--------------------------------------------------------------------------------
(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

  AllianceBernstein
  Growth Fund          1998
    Class A            1.21%
    Class B            1.93%
    Class C            1.92%
    Advisor Class       .92%

  AllianceBernstein
  Technology Fund     1998      1999
    Class A          1.65%     1.66%
    Class B          2.38%     2.38%
    Class C          2.38%     2.40%
    Advisor Class    1.36%     1.34%

 AllianceBernstein
 Worldwide
 Privatization Fund     1999      2000
      Class A          1.91%     1.73%
      Class B          2.62%     2.46%
      Class C          2.61%     2.43%
      Advisor Class    1.61%     1.42%

 AllianceBernstein
 New Europe Fund        1999      2000
      Class A          1.78%     1.64%
      Class B          2.49%     2.36%
      Class C          2.49%     2.35%
      Advisor Class    1.50%     1.33%

  AllianceBernstein
  Small Cap Growth
  Fund                 1998      1999     2000
      Class A          1.60%     1.68%    1.67%
      Class B          2.38%     2.45%    2.42%
      Class C          2.37%     2.44%    2.42%
      Advisor Class    1.37%     1.41%    1.38%

  AllianceBernstein
  Premier Growth
  Fund                   1998
     Class A             1.58%
     Class B             2.27%
     Class C             2.27%
     Advisor Class       1.25%

  AllianceBernstein
  International
  Premier Growth                  1999
      Class A                    2.50%
      Class B                    3.20%
      Class C                    3.20%
      Advisor Class              2.20%




                                     54 & 55

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------


The following is additional information about the United Kingdom and Japan.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.50 in 2002.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002 down approximately 43% from the end of 1999. On October 13, 2003 the FT-SE 100 index closed at 4362.30.


The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 409 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of AllianceBernstein New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by year end. The Japanese yen has strengthened since then, due in part to the downturn in the U.S. economy. As a result, the Japanese government has continued to intervene from time to time in the currency market in order to moderate the yen's volatility.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999. On October 13, 2003 the TOPIX closed at 1073.88.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. For further information regarding Japan, see the SAI of AllianceBernstein International Premier Growth Fund.



                                       57
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







For more information about the Funds, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:          Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.



Fund                                                SEC File No.
-----                                               -----------
AllianceBernstein Premier Growth Fund               811-06730
AllianceBernstein Growth Fund                       811-05088
AllianceBernstein Mid-Cap Growth Fund               811-00204
AllianceBernstein Small Cap Growth Fund             811-01716
AllianceBernstein Technology Fund                   811-03131
AllianceBernstein Health Care Fund                  811-09329
AllianceBernstein International Premier Growth Fund 811-08527
AllianceBernstein Worldwide Privatization Fund      811-08426
AllianceBernstein New Europe Fund                   811-06028



Privacy Notice (This information is not part of the Prospectus.)
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

                                 THE ALLIANCEBERNSTEIN PORTFOLIOS
[LOGO]                              AllianceBernstein Growth Fund

-----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618

-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 3, 2003

-----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated November 3, 2003 that offers Class A, Class B, Class C and Advisor Class shares (the "Prospectus"). Financial Statements for the Fund for the fiscal period ended July 31, 2003 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone numbers shown above.

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

Investment Policies and Restrictions......................
Additional Investment Techniques of the Fund .............
Investment Restrictions...................................
Management of the Fund....................................
Portfolio Transactions....................................
Expenses of the Fund......................................
Purchase of Shares........................................
Redemption and Repurchase of Shares.......................
Shareholder Services......................................
Net Asset Value...........................................
Dividends, Distributions and Taxes........................
General Information.......................................
Financial Statements and Report of Independent Auditors...

Appendix A: Description of Corporate Bond Ratings ........    A-1
Appendix B: Statement of Policies and Procedures for Voting
Proxies ..................................................    B-1
Appendix C: Commission Schedule ..........................    C-1

--------
SM:  This is a service mark used under license from its owner.

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               INVESTMENT POLICIES AND RESTRICTIONS

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          The AllianceBernstein Portfolios (the "Trust") is a
diversified, open-end investment company. The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectuses regarding the AllianceBernstein Growth Fund (the "Fund"), a series of the Trust.

Investment Policies of the Fund
-------------------------------

          General. The Fund invests primarily in common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when Alliance Capital Management L.P. (the "Adviser" or "Alliance") expects a general decline in interest rates the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch") or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A to this SAI. For temporary defensive purposes, the Fund may invest in money market instruments.

          High-Yield Securities. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D) or Fitch (D) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch are in default. During the fiscal year ended October 31, 2002, the Fund did not invest in any High-Yield Securities.

          As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

          Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

          Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions. Such provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

          The credit ratings issued by Moody's, S&P and Fitch, a description of which is included as Appendix A to this SAI, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher-rated securities.

          In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

          Securities rated Baa by Moody's or BBB by S&P or Fitch or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-Yield Securities described above.

          Convertible Securities. The Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock, although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. Convertible debt securities that are rated below BBB by S&P or Fitch, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

          Zero-Coupon and Payment-in-Kind Bonds. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

          Foreign Currency Exchange Transactions. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions("position hedging").

          The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

          If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

          For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

          The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

          The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

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           ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND

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Repurchase Agreements
---------------------

          The repurchase agreements referenced in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce its rights.

Non-Publicly Traded Securities
------------------------------

          The Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities.

Foreign Securities
------------------

          The Fund may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Fund generally will not invest more than 15% of its total assets in such securities. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade in limited volume. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

          The value of foreign investments as measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments.

Descriptions of Certain Money Market Securities in
which the Fund may Invest.
--------------------------------------------------

          Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

          Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

          Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P or Fitch.

Asset-Backed Securities
-----------------------

          The Fund may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as certificates for automobile receivables or "CARS") and unsecured (such as credit card receivable securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

          Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other types of asset-backed securities that may be developed in the future.

          The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities
---------------------

          The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. Any such investment of collateral will be subject to the Fund's investment risks. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of the Fund's total assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed
Delivery Securities
-----------------------------------------------

          The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, "when-issued" or "delayed delivery" basis, it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward, "when-issued" or "delayed delivery" commitments. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

          Although the Fund does not intend to make such purchases for speculative purposes, and the Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

Options
-------

          Options on Securities. The Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

          The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

          The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indexes. The Fund may write
(sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          The Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

          Futures Contracts. The Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as hedges and not for speculation.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

          The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

Options on Foreign Currencies
-----------------------------

          The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions
---------------------------------------------------------

          Risk of Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on instruments, the instruments that are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

          It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index generally is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

          The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

          The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying
Futures Contract will not be fully reflected in the value of the option.

          Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may decline instead. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

          In writing a call option on a security, foreign currency, index or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

          The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

          When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

          In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

          If any of the foregoing adverse market events occurs, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

          Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

          Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchases or writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

          Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

          Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

          Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the rik of governmental actions affecting trading in, or the prices of, currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts
-------------------------------------------------------

          Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high-quality U.S. dollar-denominated money market instruments, which, together with any initial margin deposits, or other liquid assets are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases.

          The Fund has adopted the restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations
--------------------------------

          Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

          The Fund will not "over-hedge," that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

          The Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

          The Fund's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

Future Developments
-------------------

          The foregoing discussion relates to the Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

-----------------------------------------------------------------

                     INVESTMENT RESTRICTIONS

-----------------------------------------------------------------

          Except as described below and except as otherwise specifically stated in the Fund's Prospectus or in this SAI, the investment policies of the Fund set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval. The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this SAI mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or
(ii) more than 50% of the outstanding shares of the Fund or such class.

          The following is a description of the fundamental restrictions on the investments that may be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

          The Fund will not:

                  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

                  (3) Purchase or retain real estate or interests in real estate, although the Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

                  (4) Make loans to other persons except by the purchase of obligations in which the Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

                  (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

          The Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

          It is also the fundamental policy of the Fund that it may purchase and sell Futures Contracts and related options.

          In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Fund but which are not fundamental and are subject to change without shareholder approval.

          The Fund will not:

          (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction
               (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

          (b) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

          (c) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

          (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

          (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

          (f) Invest in securities of any issuer if, to the knowledge of the Trust, the officers and Trustees of the Trust and the officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

          (g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

          (h) Make investments for the purpose of exercising control or management.

          (i) Participate on a joint or joint and several basis in any trading account in securities.

          (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

          (k) Purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the Exchange or the American Stock Exchange.

          (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with the Fund's investment objective and policies.

          (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

          Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Trustees (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

Investment Advisory Agreement and Expenses
------------------------------------------

          The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund. The Investment Advisory Agreement also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Fund at an annual rate of 0.75% of the first $3 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of such assets, 0.65% of the next $1 billion of such assets, and 0.60% of such average net assets in excess of $5 billion.

          The Adviser is, under the Investment Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

          For the fiscal period ended July 31, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000, the Adviser earned $11,098,459, $22,382,151, $37,318,867 and $55,469,380,
respectively, in management fees from the Fund.

          The Investment Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Investment Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their Regular Meeting held on July 22-24, 2003.

          Any amendment to the terms of the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and the Fund may be required to change its name and delete the word "Alliance" from its name.

          The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Trustee Information
-------------------

          The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                    PORTFOLIOS      OTHER
                            PRINCIPAL               IN FUND         DIRECTOR-
NAME, ADDRESS,              OCCUPATION(S)           COMPLEX         SHIPS
AGE OF TRUSTEE              DURING PAST             OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)         5 YEARS                 TRUSTEE         TRUSTEE
-------------------         -------                 -------         -------

INTERESTED TRUSTEE

John D. Carifa, ** 58,      President, Chief        116             None
1345 Avenue of the          Operating Officer and
Americas,                   a Director of ACMC,
New York, NY 10105 (10)     with which he has
                            been associated since
                            prior to 1998.

DISINTERESTED TRUSTEES

Ruth Block,#+ 72,           Formerly Executive      97              None
500 S.E. Mizner Blvd.,      Vice President and
Boca Raton, FL 33432 (10)   Chief Insurance
                            Officer of The
                            Equitable Life
                            Assurance Society of
                            the United States;
                            Chairman and Chief
                            Executive Officer of
                            Evlico; a Director of
                            Avon, BP (oil and
                            gas), Ecolab
                            Incorporated
                            (specialty chemicals),
                            Tandem Financial Group
                            and Donaldson, Lufkin
                            & Jenrette Securities
                            Corporation; former
                            Governor at Large,
                            National Association
                            of Securities Dealers,
                            Inc.

David H. Dievler,#+ 74,     Independent             101             None
P.O. Box 167,               consultant.  Until
Spring Lake, NJ 07762 (4)   December 1994 he was
                            Senior Vice President
                            of ACMC responsible
                            for mutual fund
                            administration. Prior
                            to joining ACMC in
                            1984 he was Chief
                            Financial Officer of
                            Eberstadt Asset
                            Management since 1968.
                            Prior to that he was a
                            Senior Manager at
                            Price Waterhouse & Co.
                            Member of American
                            Institute of Certified
                            Public Accountants
                            since 1953.

John H. Dobkin,#+ 61,       Consultant.  He was     98              None
P.O. Box 12,                formerly President of
Annandale, NY 12504 (4)     Save Venice, Inc.
                            (preservation
                            organization) from
                            2001-2002, a Senior
                            Advisor from June 1999
                            - June 2000 and
                            President of Historic
                            Hudson Valley
                            (December 1989 - May
                            1999) (historic
                            preservation).
                            Previously, Director
                            of the National
                            Academy of Design and
                            during 1988-92, he was
                            Director and Chairman
                            of the Audit Committee
                            of ACMC.

William H. Foulk, Jr.,      Investment Adviser      113             None
#+ 71,                      and an independent
2 Sound View Drive,         consultant.  He
Suite 100                   wasformerly Senior
Greenwich, CT 06830 (5)     Manager of Barrett
                            Associates, Inc., a
                            registered investment
                            adviser, with which he
                            had been associated
                            since prior to 1998.
                            He was formerly Deputy
                            Comptroller of the
                            State of New York and,
                            prior thereto, Chief
                            Investment Officer of
                            the New York Bank for
                            Savings.

Brenton W. Harries,#+, 75,  Formerly the            7               None
253 Bell Tower Crossing     President and Chief
Poinciana, FL 34759 (12)    Executive Officer of
                            Global Electronic
                            Markets Company,
                            Executive Vice
                            President of
                            McGraw-Hill, Inc. and
                            President and Chief
                            Executive Officer of
                            Standard and Poor's
                            Corporation.

Clifford L. Michel,#+ 64,   Senior Counsel of the   97              Placer
15 St. Bernard's Road,      law firm of Cahill                      Dome,
Gladstone, NJ 07934 (4)     Gordon & Reindel                        Inc.
                            since February 2001
                            and a partner of that
                            firm for more than
                            twenty-five years
                            prior thereto. He is
                            President and Chief
                            Executive Officer of
                            Wenonah Development
                            Company (investments)
                            and a Director of
                            Placer Dome, Inc.
                            (mining).

Donald J. Robinson,#+ 69,   Senior Counsel to the   96              None
98 Hell's Peak Road,        law firm of Orrick,
Weston, VT 05161 (16)       Herrington &
                            Sutcliffe LLP since
                            prior to 1998.
                            Formerly a senior
                            partner and a member
                            of the Executive
                            Committee of that
                            firm. He was also a
                            member and Chairman of
                            the Municipal
                            Securities Rulemaking
                            Board and a Trustee of
                            the Museum of the City
                            of New York.

--------
*    There is no stated term of office for the Trust's Trustees.
**   Mr. Carifa is an "interested person", as defined in the 1940
     Act, of the Trust because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Trustees of the Trust have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies of the Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Trustees who are not parties to the Investment Advisory Agreement, or interested persons of any such parties, meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

          The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

          The Trustees also considered the business reputation and financial resources of the Adviser. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                AGGREGATE DOLLAR
                       DOLLAR RANGE             RANGE OF EQUITY
                       OF EQUITY                SECURITIES IN THE
                       SECURITIES IN            ALLIANCEBERNSTEIN
                       THE FUND AS OF           FUND COMPLEX AS OF
                       DECEMBER 31, 2002        DECEMBER 31, 2002

John D. Carifa         None                     Over $100,000
Ruth Block             $10,001-$50,000          Over $100,000
David H. Dievler       None                     Over $100,000
John H. Dobkin         $50,000-$100,000         Over $100,000
William H. Foulk, Jr.  $1-$10,000               Over $100,000
Brenton W. Harries     $10,001-$50,000          $10,001-$50,000
Clifford L. Michel     None                     Over $100,000
Donald J. Robinson     None                     Over $100,000

Officer Information
-------------------

Certain information concerning the Trust's officers is set forth below.

NAME AND ADDRESS,*          POSITION(S) HELD       PRINCIPAL OCCUPATION AND
(AGE)                       WITH FUND              DURING PAST 5 YEARS

John D. Carifa, (58)        Chairman
                            and President          See biography above.

Alan E. Levi, (54)          Vice President         Senior Vice President of
                                                   ACMC,** with which he has
                                                   been associated since
                                                   prior to 1998.

Edmund P. Bergan, Jr., (53) Clerk                  Senior Vice President and
                                                   General Counsel of
                                                   AllianceBernstein
                                                   Investment Research and
                                                   Management, Inc.
                                                   ("ABIRM")** and AGIS,**
                                                   with which he has been
                                                   associated since prior to
                                                   1998.

Mark D. Gersten, (53)       Treasurer and Chief    Senior Vice President of
                            Financial Officer      AGIS** and Vice President
                                                   of ABIRM,** with which he
                                                   has been associated since
                                                   prior to 1998.

Vincent S. Noto, (38)       Controller and         Vice President of AGIS,**
                            Chief Accounting       with which he has been
                            Officer                associated since prior to
                                                   1998.

Andrew L. Gangolf, (49)     Assistant Clerk        Senior Vice President and
                                                   Assistant General Counsel
                                                   of ABIRM,** with which he
                                                   has been associated since
                                                   prior to 1998.

--------
*    The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Trust.

          The Trust does not pay any fees to, or reimburse expenses of, its Trustee who is considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Fund for the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002, the aggregate compensation paid to each of the Trustees during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, those "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                   Total Number   Total Number
                                                   of Investment  of Investment
                                                   Companies      Portfolios
                                                   in the         within the
                                                   Alliance-      Alliance-
                                    Total          Bernstein      Bernstein
                                    Compensation   Fund Complex,  Fund Complex,
                                    from the       Including the  Including the
                                    Alliance-      Fund, as to    Fund, as to
                    Aggregate       Bernstein      which the      which the
                    Compensation    Fund Complex,  Trustee is     Trustee is
                    from            Including      a Director     a Director
Name of Trustee     Growth Fund     The Fund       or Trustee     or Trustee
---------------     -----------     --------       ----------     ----------

John D. Carifa      $0/$-0-         $-0-               51            116
Ruth Block          $2,476/$ 4,151  $192,600           43             97
David H. Dievler    $2,451/$ 4,150  $246,238           47            101
John H. Dobkin      $2,467/$ 4,160  $217,888           45             98
William H. Foulk,
Jr.                 $2,456/$ 4,160  $241,700           48            113
Brenton W. Harries  $6,858/$10,500  $ 25,500           1               7
Clifford L. Michel  $2,462/$ 4,151  $201,950           44             97
Donald J. Robinson  $2,382/$ 3,339  $193,100           43             96

          As of October 3_, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Fund.

          The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

          Under the general supervision of the Trustees, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

          The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

          Aggregate securities transactions for the Fund during the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002 were $1,446,505,107 and $3,471,137,998, respectively, and, in connection therewith, brokerage commissions of $940,460 (38%) and $2,431,926 (36%), respectively, were allocated to persons or firms supplying research information.

          For the fiscal period ended July 31, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000, the Fund paid aggregate brokerage commissions of $2,478,060, $6,825,036, $16,289,611 and $7,740,810, respectively. The difference between the aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended October 31, 2002 and the period ended July 3, 2003 resulted primarily from the difference in length of these periods due to a change in the Fund's fiscal year end. The difference between the aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended October 31, 2001 and the amounts paid for the fiscal years ended October 31, 2000 and 2002 resulted from a change in its Portfolio Manager in December 2000 and a related restructuring of its Portfolio.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002 and the fiscal period ended July 31, 2003, brokerage commissions amounting in the aggregate to $39,250, $515,672, $95,351 and $35,020, respectively, were paid to SCB & Co. During the fiscal year ended October 31, 2002 and the fiscal period ended July 31, 2003, the brokerage commissions paid to SCB & Co. constituted 1.40% and 1.41%, respectively, of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 2002 and the fiscal period ended July 31, 2003, 3.08% and 1.70%, respectively, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

          In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements
-------------------------

          Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund (except the Advisor Class) pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, the Fund pays ABIRM (in such capacity, the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares, and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of the Fund attributable to the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

          In approving the Plans, the Trustees of the Trust determined that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Disinterested Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

          The Plans may be terminated with respect to the Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Disinterested Trustees. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

          The Plans continue in effect with respect to the Fund and each class of shares thereof so long as such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. Most recently, the Plans were approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons," (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their Regular Meeting held on July 22-24, 2003.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to Class A shares, Class B shares or Class C shares of the Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

          The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

               Amount of Expense and Allocated Cost
               ------------------------------------

                             Class A Shares   Class B Shares    Class C Shares
                             (For the Fiscal  (For the Fiscal   (For the Fiscal
                             Period Ended     Period Ended      Period Ended
Category of Expense          July 31, 2003)   July 31, 2003)    July 31, 2003)
-------------------          --------------   --------------    --------------

Advertising/Marketing        $11,462          $10,199           $2,763

Printing and Mailing of
  Prospectuses and Semi-
  Annua and Annual Reports
  to Other than Current
  Shareholders               $10,403          $12,111           $2,921

Compensation to
  Underwriters               $310,788         $298,430          $81,631

Compensation to
  Dealers                    $1,526,358       $2,207,286        $1,667,255

Compensation to Sales
  Personnel                  $25,400          $23,752           $7,216

Interest, Carrying or
  Other Financing Charges    $0               $993,468          $1,658

Other (includes
  personnel costs of those
  home office employees
  involved in the
  distribution effort and
  the travel-related
  expenses incurred by the
  marketing personnel
  conducting seminars)       $307,169         $281,352          $77,730

Totals                       $2,191,580       $3,826,598        $1,841,174
------                       ==========       ==========        ==========

                         Class A Shares     Class B Shares     Class C Shares
                         (For the Fiscal    (For the Fiscal    (For the Fiscal
                         Year Ended         Year Ended         Year Ended
Category of Expense      October 31, 2002)  October 31, 2002)  October 31, 2002)
-------------------      -----------------  -----------------  -----------------

Advertising/Marketing    $5,974             $7,477             $2,196

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders           $26,894            $28,755            $8,482

Compensation to
  Underwriters           $666,541           $544,832           $146,489

Compensation to Dealers  $2,243,854         $4,495,696         $3,405,152

Compensation to Sales
  Personnel              $185,305           $128,322           $35,727

Interest, Carrying or
  Other Financing
  Charges                $0                 $2,301,727         $5,846

Other (includes
  personnel costs of
  those home office
  employees involved
  in the distribution
  effort and the
  travel-related
  expenses incurred by
  the marketing
  personnel conducting
  seminars)              $968,075           $619,093           $165,064

  Totals                 $4,096,643         $8,125,902         $3,768,956
                         ==========         ==========         ==========

Custodial Arrangements
----------------------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

Transfer Agency Arrangements
----------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A, Class B, Class C and Advisor Class shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002, the Fund paid AGIS $4,748,775 and $7,106,401, respectively, for transfer agency services.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to its net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class Shares"), in each case as described below. All classes of shares of the Fund, except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"), or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is its net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The Fund business day is any day on which the Exchange is open for trading.

          The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal period ended July 31, 2003 and its fiscal years ended October 31, 2002, 2001 and 2000, the aggregate amounts of underwriting commissions payable with respect to shares of the Fund were $465,719, $737,619, $2,691,576 and $6,174,576, respectively. Of those amounts, the Principal Underwriter retained $19,284, $38,863, $374,420 and $594,576, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal period ended July 31, 2003 and its fiscal years ended October 31, 2002, 2001 and 2000, the Principal Underwriter received CDSCs of $41,542, $21,827, $37,504 and $82,572, respectively, on Class A shares, $999,323, $1,999,698,
$3,296,059 and $4,413,318, respectively, on Class B shares, and $20,953, $28,797, $90,886 and $135,349, respectively, on Class C shares.

            Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                           Sales Charge
                           ------------

                                                  As % of     Discount or
                                                  the         Commission to
                                  As % of Net     Public      Dealers or
                                  Amount          Offering    Agents as % of
Amount of Purchase                Invested        Price       Offering Price
------------------                --------        -----       --------------

Less than
   $100,000.....................      4.44%         4.25%            4.00%

$100,000 but
   less than $250,000............      3.36          3.25            3.00

$250,000 but
   less than $500,000............      2.30          2.25            2.00

$500,000 but
   less than $1,000,000*.........      1.78          1.75            1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

          With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates;

          (ii) officers and present or former Trustees of the Trust or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
               Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Proceeds from the CDSC on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                      Contingent Deferred
                                      Sales Charge for the
                                      Fund as a % of
     Year Since Purchase              Dollar Amount
     -------------------              -------------

     First                                   4.00%
     Second                                  3.00%
     Third                                   2.00%
     Fourth                                  1.00%
     Fifth and Thereafter                    None

          In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, (the "Code"), of a shareholder,
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.

          Conversion Feature. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

          For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -Short Duration Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

               (i)  the investor's current purchase;

               (ii) the net asset value (at the close of business
                    on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described
                    in paragraph (ii) owned by another
                    shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not end automatically when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions--General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Funds in which you wish to invest offer shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging carefully before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Fund business day.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

          The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, securities traded on The Nasdaq Stock Market, Inc.
("NASDAQ") are valued in accordance with the NASDAQ Official
Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

          With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Trustees.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Trustees at fair value.

          The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals at a maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. It is anticipated that any regulations issued under this authority will not apply to the type of hedging transactions in which the Fund intends to engage.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Description of the Trust
------------------------

          The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having four separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are AllianceBerstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios and the name of the Fund was changed from Alliance Growth Fund to AllianceBernstein Growth Fund on March 31, 2003.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization
--------------

          Except as noted below under "Shareholder and Trustee
Liability," all shares of the Fund when duly issued will be fully paid and non-assessable.

          Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares on October 3, 2003:

Names and Addresses              No. of Shares       % of Class
-------------------              -------------       ----------

Class A
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402              2,528,705            7.86%

MLPF&S
For the Sole Benefit
of Its Customers
Attn:  Fund Admin. (97B81)
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486          4,172,364           12.96%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402              6,948,545           13.54%

Merrill Lynch
Mutual Fund Admin. (97B83)
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486          4,463,184            8.70%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ  07311               3,814.909            7.44%

Prudential Securities Inc.
Special Custody Account for
Exclusive Benefit of Customers
Surpas Omnibus Dept.
1 New York Plaza
New York, NY  10292-0001             2,562,880            5.00%

Class C
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402              1,854,900           14.88%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Admin. (97B84)
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486          3,047,444           24.44%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza,
2nd Floor
Jersey City, NJ 07311                  638,121            5.12%

ADVISOR CLASS
-------------

Merrill Lynch
Mutual Fund Admin. (97LS3)
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486            107,769           16.96%

Trust for Profit Sharing Plan
For Employees of Alliance
Capital Management L.P.
Plan R
Attn: Diana Marotta Fl. 31
1345 Avenue of the Americas
New York, 10105                        416,400           65.53%

Voting Rights
-------------

          As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

          The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

          No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

Independent Auditors
--------------------

          The financial statements of the Fund for the fiscal period ended July 31, 2003, which are included in this SAI, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent auditors for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Performance Information
-----------------------

          From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the SEC, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

          Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of Class A shares. For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and Class A shares, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of Class A shares for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

                             Year       Five Years    Ten Years
                             ended      ended         ended
                             7/31/03    7/31/03       7/31/03
                             -------    -------       -------

Class A  Return Before Taxes   9.50%     (7.14)%     6.05%

         Return After Taxes
         on Distributions      9.50%     (8.55)%     4.45%

         Return After Taxes
         on Distributions
         and Sale of Fund
         Shares                6.17%     (6.02)%     4.75%

Class B  Return Before Taxes   9.55%     (7.02)%     5.91%

Class C  Return Before Taxes   12.59%    (7.00)%     5.70%*

Advisor
  Class  Return Before Taxes   14.72%    (6.06)%     2.70%*

* Performance information for periods prior to the inception of Class C shares (8/2/93) and Advisor Class shares (10/1/96) is the performance of the Fund's Class A shares adjusted, in the case of Advisor Class shares, to reflect the lower expense ratio of the class and, in the case of Class C shares, to reflect the higher expense ratio of the class. The average annual total returns for Class C and Advisor Class shares since their actual inception dates were 5.70% and 2.70%, respectively.

Returns shown in the table reflect imposition of the maximum front-end sales charge or CDSC as well as conversion of Class B shares to Class A shares after the applicable period.

          The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

          Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., advertisements comparing the performance of the Fund against various indices or other investments and advertisements presenting the historical performance of the Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barron's, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund's annual report contains additional information and is available to shareholders upon request and without charge.

Additional Information
----------------------

          This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

-----------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT
                     OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

          The financial statements of the Fund for the fiscal period ended July 31, 2003 and the report of PricewaterhouseCoopers LLP, independent auditors, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on October 14, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                           APPENDIX A:
              DESCRIPTION OF CORPORATE BOND RATINGS

-----------------------------------------------------------------

          Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

          Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

          A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa-- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca-- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C-- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

          Descriptions of the bond ratings of Standard & Poor's
Ratings Services ("Standard & Poor's") are as follows:

          AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having significant speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

          D-- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

          The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

          NR-- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

          Descriptions of the bond ratings of Fitch, Inc. are as follows:

Investment Grade
----------------

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
-----------------

BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%
- 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Notes to Bond Ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category or to categories below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

-----------------------------------------------------------------

                           APPENDIX B:

               STATEMENT OF POLICIES AND PROCEDURES
                        FOR VOTING PROXIES

-----------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

          Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

-----------------------------------------------------------------

                           APPENDIX C:

                       COMMISSION SCHEDULE

-----------------------------------------------------------------

                 AllianceBernstein Equity and Fixed-Income Funds

                                                                 Annual Trail(1)
Share Class          Purchase Amount       Charges  Concessions (paid quarterly)
-----------          ---------------       -------  ----------- ----------------

Class A Shares       $0 to $99,999(2)       4.25%      4.00%         0.25%

                     $100,000 to $249,999   3.25%      3.00%         0.25%

                     $250,000 to $499,999   2.25%      2.00%         0.25%

                     $500,000 to $999,999   1.75%      1.50%         0.25%

                     $1,000,000 or more(3)  0.00%     tiered(4)      0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund      $0 to $250,000(2, 5)   0.00%      4.00%         0.25%

Class B Shares,
Fixed-Income Funds   $0 to $250,000(2, 5)   0.00%      3.00%         0.25%

Class C Shares       $0 to $1,000,000(2)    0.00%      1.00%         1.00%

Class R Shares               Any(6)         0.00%      0.00%         0.50%

                       AllianceBernstein Exchange Reserves

                                                                 Annual Trail(7)
Share Class            Purchase Amount     Charges  Concessions (paid quarterly)
-----------            ---------------     -------  ----------- ----------------

  Class A Shares             any             None       None          0.25%

  Class B Shares     $0 to $250,000          None       4.00%         0.00%

  Class C Shares     $0 to $1,000,000        None       1.00%         0.25%

                                  CDSC Schedule

                           Class B Shares(5)                  Class C Shares
                   Equity(8) &                               Equity, Exchange
Years Owned     Exchange Reserves    Fixed-Income(7, 8)  Reserves & Fixed-Income
-----------     -----------------    ------------------  -----------------------

  Year 1              4.00%               3.00%                 1.00%
  Year 2              3.00%               2.00%                 0.00%
  Year 3              2.00%               1.00%                 0.00%
  Year 4              1.00%               0.00%                 0.00%
  Year 5              0.00%               0.00%                 0.00%

----------

(1) For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

(2) The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

(3) Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

(4) Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus
     .50% on amounts over $5,000,000.

(5)  Class B Shares for fixed-income funds, except
     AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust,
     AllianceBernstein High Yield Fund and AllianceBernstein
     Exchange Reserves convert to Class A shares after 8 years.

(6) Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

(7) For Class A and B shares of AllianceBernstein Exchange reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

(8)  For AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, the Equity fund CDSC applies.


00250.0157 #425055v4

                             PART C
                        OTHER INFORMATION
                        -----------------

ITEM 23. Exhibits:

     (a)  Declaration of Trust

          (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30,
               1998).

          (2)  Amendment No. 1 to Agreement and Declaration of
               Trust (previously filed with Post-Effective
               Amendment No. 28 to the Registrant's Registration
               Statement on January 30, 1998).

          (3)  Amendment No. 2 to Agreement and Declaration of
               Trust (previously filed with Post-Effective
               Amendment No. 28 to the Registrant's Registration
               Statement on January 30, 1998).

          (4)  Amendment No. 3 to Agreement and Declaration of
               Trust (previously filed with Post-Effective
               Amendment No. 48 to the Registrant's Registration
               Statement on June 6, 2003).

          (5)  Amendment No. 4 to Agreement and Declaration of
               Trust-- To be filed by amendment.

     (b)  (1)  By-Laws (previously filed with Post-Effective
               Amendment No. 26 to the Registrant's Registration
               Statement on August 28, 1997).

          (2)  Amendment to By-Laws dated October 16, 1991
               (previously filed with Post-Effective Amendment
               No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
          1993).

     (d) (1) Form of Amended and Restated Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P., effective September 2, 2003 (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2)  Form of Amended and Restated Investment Advisory
               Agreement between the Registrant and Alliance
               Capital Management L.P. -- To be filed by
               Amendment.

     (e) (1) Form of Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc., effective September 2, 2003 (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2)  Form of Amended and Restated Distribution Services
               Agreement between the Registrant and
               AllianceBernstein Investment Research and
               Management, Inc. -- To be filed by amendment.

          (3)  Form of Selected Dealer Agreement between
               AllianceBernstein Investment Research and
               Management, Inc. (formerly Alliance Fund
               Distributors, Inc.) and dealers offering shares of the Registrant -(previously filed with
               Post-Effective Amendment No. 46 to the
               Registrant's Registration Statement on October 30,
               2002).

          (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant -(previously filed with Post-Effective Amendment No. 46 to the Registrant's Registration Statement on October 30,
               2002).

     (f)  Not applicable.

     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).

     (h) (1) Transfer Agent Agreement between the Registrant and Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.) (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30, 1995).

          (2)  Accounting Agreement between Equitable Capital
               Management Corporation and State Street Bank and
               Trust Company (previously filed with
               Post-Effective Amendment No. 28 to the
               Registrant's Registration Statement on October 31,
               1997).

          (3)  Expense Limitation Undertaking by Alliance Capital
               Management L.P. (previously filed with
               Post-Effective Amendment No. 38 to the
               Registrant's Registration Statement on October 29,
               1999).

     (i) (1) Opinion and Consent of Ropes & Gray (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30,
               1998).

          (2)  Opinion of Ropes & Gray (previously filed with
               Post-Effective Amendment No. 20 to the
               Registrant's Registration Statement on June 28,
               1996).

          (3) Opinion of Ropes & Gray LLP, dated August 21, 2003 with respect to the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein
               Tax-Managed Wealth Appreciation Strategy,
               AllianceBernstein Balanced Wealth Strategy, and Alliance Bernstein Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (4)  Consent of Ropes & Gray LLP (previously filed with
               Post-Effective Amendment No. 50 to the
               Registrant's Registration Statement on June 23,
               2003).

          (5)  Consent of Ropes & Gray LLP with respect to Class
               R shares of AllianceBernstein Wealth Appreciation
               Strategy, AllianceBernstein Balanced Wealth
               Strategy and AllianceBernstein Wealth Preservation
               Strategy -- To be filed by Amendment.

     (j) Consent of PricewaterhouseCoopers LLP, independent auditors - Filed herewith.


     (k)  Not applicable.

     (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (m)  (1)  Amended and Restated Distribution and Servicing
               Plan for Class A Shares adopted by the Trust on August 2, 1993 (previously filed with
               Post-Effective Amendment No. 35 to the
               Registrant's Registration Statement on July 1,
               1999).

          (2)  Amended and Restated Distribution and Servicing
               Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with
               Post-Effective Amendment No. 35 to the
               Registrant's Registration Statement on July 1,
               1999).

          (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1,
               1999).

     (n) (1) Amended and Restated Rule 18f-3 Plan (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22,
               2003).

          (2) Amended and Restated 18f-3 Plan - To be filed by amendment.

     (o)  Not applicable

     (p) (1) Code of Ethics for the Registrant (previously filed with Post-Effective Amendment No. 42 to the Registrant's Registration Statement on August 31,
               2001).

          (2)  Code of Ethics for the Alliance Capital Management
               L.P. (previously filed with Post-Effective
               Amendment No. 42 to the Registrant's Registration
               Statement on August 31, 2001).

          (3)  Code of Ethics of AllianceBernstein Investment
               Research and Management, Inc. (see Exhibit
               23(p)(2)).

          Other Exhibits - Powers of Attorney of John D. Carifa, Ruth Block, David H. Dievler, John H. Dobkin, William
          H. Foulk, Jr., Brenton W. Harries, Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Files Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 31, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

          Paragraph (n) of Section 3, Article IV of the
          Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

               "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

          Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Limitation of Liability
          ------------------------

          Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                           ARTICLE VIII
                         Indemnification

          "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR
          SURETY

          Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

               The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect AllianceBernstein Investment Research and Management, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.


               The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc.

               The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. acts as Principal Underwriter or Distributor for the following investment companies:


          AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Capital Reserves
          AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc.
          AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
          AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
          AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio AllianceBernstein Intermediate Diversified Municipal Portfolio AllianceBernstein Intermediate New York Municipal Portfolio AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II
          AllianceBernstein Municipal Trust
          AllianceBernstein New Europe Fund, Inc.
          AllianceBernstein Premier Growth Fund, Inc.
          AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio
          AllianceBernstein Small Cap Growth Fund, Inc.
          AllianceBernstein Trust
          AllianceBernstein Technology Fund, Inc.
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Portfolios


          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                             POSITIONS AND                  POSITIONS AND
                             OFFICES WITH                   OFFICES WITH
NAME                         UNDERWRITER                    REGISTRANT

Michael J. Laughlin          Director and Chairman

John D. Carifa               Director                       President,
                                                            Trustee

Richard K. Saccullo          Director and President

David Conine                 Executive Vice President

Richard A. Davies            Executive Vice President &
                             Managing Director

Kurt H. Schoknecht           Executive Vice President

Edmund P. Bergan, Jr.        Senior Vice President,         Clerk
                             General Counsel and
                             Secretary

Benji A. Baer                Senior Vice President

Amy I. Belew                 Senior Vice President

Matthew F. Beaudry           Senior Vice President

John R. Bonczek              Senior Vice President

John R. Carl                 Senior Vice President

William W. Collins, Jr.      Senior Vice President

Mark J. Dunbar               Senior Vice President

John C. Endahl               Senior Vice President

Andrew L. Gangolf            Senior Vice President          Assistant Clerk
                             and Assistant General
                             Counsel

John Grambone                Senior Vice President

Bradley F. Hanson            Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President

George H. Keith              Senior Vice President

Richard D. Keppler           Senior Vice President

Richard E. Khaleel           Senior Vice President

Henry Michael Lesmeister     Senior Vice President

Susan L. Matteson-King       Senior Vice President

Daniel D. McGinley           Senior Vice President

Patrick J. Mullen            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President

Peter J. O'Brien             Senior Vice President

John J. O'Connor             Senior Vice President

Catherine N. Peterson        Senior Vice President

Robert E. Powers             Senior Vice President

Domenick Pugliese            Senior Vice President
                             and Assistant General
                             Counsel

John P. Schmidt              Senior Vice President

Raymond S. Sclafani          Senior Vice President

Gregory K. Shannahan         Senior Vice President

Scott C. Sipple              Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Richard A. Winge             Senior Vice President

Emilie D. Wrapp              Senior Vice President
                             and Assistant General
                             Counsel

Keith A. Yoho                Senior Vice President

Patrick E. Ryan              Vice President and
                             Chief Financial Officer

Ricardo Arreola              Vice President

Peter J. Barber              Vice President

Kenneth F. Barkoff           Vice President

Charles M. Barrett           Vice President

Troy E. Barton               Vice President

Laura J. Beedy               Vice President

Gregory P. Best              Vice President

Daniel U. Brakewood          Vice President

Robert F. Brendli            Vice President

Alan T. Blum                 Vice President

Kevin T. Cannon              Vice President

John M. Capeci               Vice President

John P. Chase                Vice President

Leo H. Cook                  Vice President

Jean A. Coomber              Vice President

Russell R. Corby             Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

John W. Cronin               Vice President

Robert J. Cruz               Vice President

Daniel J. Deckman            Vice President

Sherry V. Delaney            Vice President

Jennifer M. DeLong           Vice President

Faith C. Deutsch             Vice President

Janet B. DiBrita             Vice President

Richard P. Dyson             Vice President

John S. Egner                Vice President

Adam E. Engelhardt           Vice President

Sohaila S. Farsheed          Vice President

John J. Fennessy             Vice President

Mark D. Gersten              Vice President                 Treasurer and
                                                            Chief Financial
                                                            Officer

Thomas R. Graffeo            Vice President

Marci Green                  Vice President

Alan Halfenger               Vice President

Michael S. Hart              Vice President

Jean-Francois Y. Hautemulle  Vice President

George R. Hrabovsky          Vice President

Dinah J. Huntoon             Vice President

Scott Hutton                 Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Michele C. Eschert Johnson   Vice President

Danielle M. Klaskow          Vice President

Victor Kopelakis             Vice President

Richard D. Kozlowski         Vice President

Robert I. Kurzweil           Vice President

Daniel W. Krause             Vice President

Donna M. Lamback             Vice President

P. Dean Lampe                Vice President

Joseph R. Laspina            Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Kathryn Austin Masters       Vice President

Richard F. Meier             Vice President

Michael V. Miller            Vice President

Thomas F. Monnerat           Vice President

Doris T. Ciliberti Muller    Vice President

Michael F. Nash, Jr.         Vice President

Jamie A. Nieradka            Vice President

David L Nitz                 Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

Richard J. Olszewski         Vice President

Albert Orokos                Vice President

David D. Paich               Vice President

Christopher A. Panicoe       Vice President

Todd P. Patton               Vice President

Jeffrey R. Petersen          Vice President

Mark A. Pletts               Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Arlene L. Reddington         Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Miguel A. Rozensztroch       Vice President

Karen C. Satterberg          Vice President

Eileen B. Sebold             Vice President

Stephanie Seminara           Vice President

Richard J. Sidell            Vice President

Teris A. Sinclair            Vice President

Rayandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Jeffrey C. Smith             Vice President

Eileen Stauber               Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

Jesse L. Weissberger         Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Peter H. Whitlock            Vice President

Matthew Witschel             Vice President

Richard J. Appaluccio        Assistant Vice
                             President

Omar J. Aridi                Assistant Vice
                             President

Joseph D. Asselta            Assistant Vice
                             President

Andrew Berger                Assistant Vice
                             President

Gian D. Bernardi             Assistant Vice
                             President

Susan Bieber                 Assistant Vice
                             President

Paul G. Bishop               Assistant Vice
                             President

Heath A. Black               Assistant Vice
                             President

Michael J. Bodnar            Assistant Vice
                             President

Henry Brennan                Assistant Vice
                             President

Mark S. Burns                Assistant Vice
                             President

Maria L. Carreras            Assistant Vice
                             President

Chul Y. Chang                Assistant Vice
                             President

Judith A. Chin               Assistant Vice
                             President

Jorge Ciprian                Assistant Vice
                             President

Jeffrey T. Coghan            Assistant Vice
                             President

Kenneth J. Connors           Assistant Vice
                             President

Michael C. Conrath           Assistant Vice
                             President

Shawn Conroy                 Assistant Vice
                             President

Ralph A. DiMeglio            Assistant Vice
                             President

Bernard J. Eng               Assistant Vice
                             President

Jeffrey M. Eschert           Assistant Vice
                             President

Michael J. Eustic            Assistant Vice
                             President

Efrain Fernandez             Assistant Vice
                             President

Anthony P. Fiore             Assistant Vice
                             President

Kelly P. Guter               Assistant Vice
                             President

Arthur F. Hoyt, Jr.          Assistant Vice
                             President

Mark W. Hubbard              Assistant Vice
                             President

David A. Hunt                Assistant Vice
                             President

Kumar Jagdeo II              Assistant Vice
                             President

Elizabeth E. Keefe           Assistant Vice
                             President

Edward W. Kelly              Assistant Vice
                             President

Thomas J. Khoury             Assistant Vice
                             President

Charles Kim                  Assistant Vice
                             President

Jeffrey M. Kusterer          Assistant Vice
                             President

Gary M. Lang                 Assistant Vice
                             President

Evamarie C. Lombardo         Assistant Vice
                             President

Daniel K. McGouran           Assistant Vice
                             President

Andrew J. Magnus             Assistant Vice
                             President

Steven M. Miller             Assistant Vice
                             President

Jeffrey D. Mosco             Assistant Vice
                             President

John J. Multhauf             Assistant Vice
                             President

Alex E. Pady                 Assistant Vice
                             President

Wandra M. Perry-Hartsfield   Assistant Vice
                             President

Irfan A. Raja                Assistant Vice
                             President

Rizwan A. Raja               Assistant Vice
                             President

David J. Riley               Assistant Vice
                             President

Christopher P. Rodney        Assistant Vice
                             President

Peter V. Romeo               Assistant Vice
                             President

Jessica M. Rozman            Assistant Vice
                             President

Michelle Y. Ryba             Assistant Vice
                             President

Christina Santiago           Assistant Vice
                             President and
                             Counsel

Matthew J. Scarlata          Assistant Vice
                             President

John Scialabba               Assistant Vice
                             President

Orlando Soler                Assistant Vice
                             President

Nancy D. Testa               Assistant Vice
                             President

Richard L. Tocyloski         Assistant Vice
                             President

Elsia M. Vasquez             Assistant Vice
                             President

Nina C. Wilkinson            Assistant Vice
                             President

Mark R. Manley               Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  MANAGEMENT SERVICES.

          Not  applicable.

ITEM 30.  UNDERTAKINGS.

          Not  applicable.

                       ********************

                              NOTICE

          A copy of the Agreement and Declaration of Trust of The Alliance Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                            SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of October, 2003.

                                        THE ALLIANCEBERNSTEIN PORTFOLIOS

                                        By: /s/John D. Carifa
                                            -----------------
                                               John D. Carifa
                                               President

          Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        Signature                       Title           Date
        ---------                       -----           ----

1)      Principal Executive Officer

        /s/ John D. Carifa              Chairman        October 30, 2003
        ------------------              and President
        John D. Carifa

2)      Principal Financial and
        Accounting Officer

        /s/ Mark D. Gersten             Treasurer       October 30, 2003
        -------------------             and Chief
        Mark D. Gersten                 Financial
                                        Officer

3)      All of the Trustees
        -------------------

        Ruth Block
        John D. Carifa
        David H. Dievler
        John H. Dobkin
        William H. Foulk, Jr.
        Brenton W. Harries
        Clifford L. Michel
        Donald J. Robinson

        By: /s/ John D. Carifa                          October 30, 2003
            ------------------
               John D. Carifa
             (Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.                Description of Exhibits
-----------                -----------------------

(j)  Consent of PricewaterhouseCoopers LLP, independent auditors.






00250.0157 #436295